TARGET/UNITED FUNDS, INC.

                 ANNUAL
                 REPORT
                 -------------------------------------------
                 For the fiscal year ended December 31, 1998

     This report is submitted for the general information of the shareholders of Target/United Funds, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Target/United Funds, Inc. current prospectus.

DECEMBER 31, 1998
---------------------------------------------------------------------------


     Dear Policyholder:

          The accompanying report contains the financial statements of the Target/United Funds, Inc. for the fiscal period ended December 31, 1998. The assets of your Advantage I (Variable Life) , Advantage II (Variable Annuity), or Advantage Plus (Variable Universal Life) policy are invested in the investment portfolios of the corresponding investment divisions of United Investors Life's variable accounts.

          As the value of your policy will vary in accordance with the investment performance of these underlying portfolios, it is important that you review the information contained in the report. In addition to the financial statements, the report contains a brief discussion of each portfolio's objectives and strategy, and a detailed schedule of the investments held at December 31, 1998.

          If your state has approved our fixed account and if the assets of your policy have been allocated to the fixed account, the results of such allocation will be reflected in your policy annual report which will be sent on your policy anniversary.

          We have also included in this report a Supplement to your May 1, 1998 Target/United Funds, Inc. Prospectus for your review.

          Please do not hesitate to contact us or your financial advisor if we may be of service with regard to your Advantage policy.


     Sincerely,

     Anthony L. McWhorter
     President

     GROWTH PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Growth Portfolio for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     Declining interest rates, a benign inflation environment and continued economic growth all combined to provide a favorable backdrop for the U.S. equity market in 1998. These factors were enough to overcome a pronounced slowdown in corporate profit growth, continued global economic turmoil and a domestic political crisis. The market's advance was relatively narrow, however, with a large portion of the gains concentrated in large capitalization, growth-oriented issues in the technology, health care and retailing sectors. The past year was also notable for its increased volatility and a number of "mega-mergers" involving some of America's best known companies.

     Despite the manager change late in the year, the Portfolio's investment focus continued to be geared toward high quality, industry leading companies with superior long-term growth prospects. We continued to focus on those companies that we believe possess entrenched competitive advantages, positive leverage to secular themes embedded in the marketplace (i.e., demographics, productivity-driven capital spending trends, deregulation, the Internet, etc.) and experienced management with proven track records. Consistent with this investment process, the Portfolio ended 1998 emphasizing the technology, health care and consumer-oriented sectors and underweighted in the basic industries, energy and utilities sectors.

     The strategies and techniques we applied resulted in the Portfolio modestly underperforming the S&P 500 Index charted on the following page. The S&P 500 Index reflects the performance of securities that generally represent the stock market. The Portfolio's underperformance relative to the S&P Index resulted primarily from its relatively large cash position in the fourth quarter when the equity market staged a powerful rally.

     We anticipate continued market volatility as investors attempt to reconcile the positive aspects of relatively low inflation and interest rates with prospects for only modest corporate earnings growth and already high stock market valuations. We will remain focused on individual company fundamentals and emphasize those companies positioned to generate above-average earnings growth in an uncertain economic environment. In our view, the technology, health care and consumer-oriented sectors will provide the best opportunities to accomplish such growth. These sectors all benefit from strong underlying unit demand growth, research and development-led new product growth, favorable demographic trends and a positive domestic consumer spending environment. Meanwhile, the basic industries, energy and utilities sectors are likely to remain underweighted for the foreseeable future due to their below-average sustainable growth prospects.

     Thank you very much for your continued support and confidence.


     Respectfully,

     Philip J. Sanders
     Manager, Growth Portfolio

     Comparison of Change in Value of $10,000 Investment in
                           Target/United Growth Portfolio
                                and The S&P 500 Index

                                          TARGET/UNITED            S&P
                                                 GROWTH            500
                                              PORTFOLIO          INDEX
                                             ----------          -----
          12/31/88  Purchase                    $10,000        $10,000
          12/31/89                               12,761         13,169
          12/31/90                               12,080         12,760
          12/31/91                               16,441         16,648
          12/31/92                               19,868         17,917
          12/31/93                               22,654         19,722
          12/31/94                               23,195         19,982
          12/31/95                               32,140         27,492
          12/31/96                               36,126         33,804
          12/31/97                               43,874         45,058
          12/31/98                               55,858         57,989

     ----- Target/United Growth Portfolio* -- $55,858
     +++++ S&P 500 Index -- $57,989

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/98         27.31%
     5 Years Ended
        12/31/98         19.78%
     10 Years Ended
        12/31/98         18.77%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

     THE INVESTMENTS OF THE GROWTH PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS
     Apparel and Accessory Stores - 3.53%
      Abercrombie & Fitch Co., Class A*  ......   238,400 $ 16,866,800
      Kohl's Corporation*  ....................   200,000   12,287,500
        Total .................................             29,154,300

     Building Materials and Garden Supplies - 3.04%
      Home Depot, Inc. (The)  .................   410,000   25,086,875

     Business Services - 5.48%
      BMC Software, Inc.*  ....................   323,800   14,439,456
      Microsoft Corporation*  .................   222,000   30,753,938
        Total .................................             45,193,394

     Chemicals and Allied Products - 16.44%
      Bristol-Myers Squibb Company  ...........   158,600   21,222,663
      Colgate-Palmolive Company  ..............    97,000    9,008,875
      Dial Corporation (The)  .................   290,800    8,396,850
      Lilly (Eli) and Company  ................   170,000   15,108,750
      Merck & Co., Inc.  ......................    80,000   11,815,000
      Monsanto Company  .......................   150,000    7,125,000
      Pfizer Inc.  ............................   146,000   18,313,875
      Schering-Plough Corporation  ............   374,400   20,685,600
      Warner-Lambert Company  .................   318,700   23,962,256
        Total .................................            135,638,869

     Communication - 5.09%
      ALLTEL Corporation  .....................   150,000    8,971,875
      GTE Corporation*  .......................   170,000   11,050,000
      Infinity Broadcasting Corporation,
        Class A* ..............................   352,200    9,641,475
      SBC Communications Inc.  ................   230,000   12,333,750
        Total .................................             41,997,100

     Depository Institutions - 1.81%
      Comerica Incorporated  ..................   219,450   14,963,747

     Electronic and Other Electric Equipment - 6.09%
      General Electric Company  ...............   174,500   17,809,906
      Intel Corporation  ......................   194,300   23,030,622
      Texas Instruments Incorporated  .........   110,000    9,411,875
        Total .................................             50,252,403

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE GROWTH PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Food and Kindred Products - 1.42%
      Bestfoods  ..............................   220,000 $ 11,715,000

     General Merchandise Stores - 2.38%
      Dollar General Corporation  .............   151,562    3,580,652
      Wal-Mart Stores, Inc.  ..................   197,200   16,059,475
        Total .................................             19,640,127

     Health Services - 1.10%
      Tenet Healthcare Corporation*  ..........   345,000    9,056,250

     Industrial Machinery and Equipment - 7.82%
      Applied Materials, Inc.*  ...............   176,500    7,539,859
      Cisco Systems, Inc.*  ...................   236,425   21,950,584
      Cooper Cameron Corporation*  ............   150,000    3,675,000
      EMC Corporation*  .......................   324,600   27,591,000
      Smith International, Inc.*  .............   150,000    3,778,125
        Total .................................             64,534,568

     Instruments and Related Products - 5.07%
      Baxter International Inc.  ..............   140,000    9,003,750
      Guidant Corporation  ....................   153,000   16,868,250
      Medtronic, Inc.  ........................   215,000   15,963,750
        Total .................................             41,835,750

     Insurance Carriers - 2.22%
      American International Group, Inc.  .....   116,700   11,276,137
      MGIC Investment Corporation  ............   177,500    7,066,719
        Total .................................             18,342,856

     Miscellaneous Retail - 3.59%
      Costco Companies, Inc.*  ................   200,000   14,468,750
      Walgreen Co.  ...........................   258,300   15,126,694
        Total .................................             29,595,444

     Motion Pictures - 2.15%
      Time Warner Incorporated  ...............   286,000   17,749,875


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE GROWTH PORTFOLIO
     DECEMBER 31, 1998
                                                   Shares        Value
     COMMON STOCKS (Continued)
     Nondepository Institutions - 6.41%
      Fannie Mae  .............................   453,600 $ 33,566,400
      Freddie Mac  ............................   300,000   19,331,250
        Total .................................             52,897,650

     Oil and Gas Extraction - 0.98%
      Schlumberger Limited  ...................   175,000    8,071,875

     Petroleum and Coal Products - 0.93%
      Exxon Corporation  ......................   105,000    7,678,125

     Printing and Publishing - 1.00%
      Tribune Company  ........................   125,400    8,276,400

     Television Broadcasting Stations - 1.89%
      Clear Channel Communications, Inc.*  ....   286,400   15,608,800

     Transportation Equipment - 2.31%
      Harley-Davidson, Inc.  ..................   401,800   19,035,275

     Water Transportation - 2.36%
      Carnival Corporation, Class A  ..........   405,600   19,468,800

     Wholesale Trade -- Durable Goods - 1.65%
      Johnson & Johnson  ......................   162,200   13,604,525

     TOTAL COMMON STOCKS - 84.76%                         $699,398,008
      (Cost: $464,143,846)

     PREFERRED STOCK - 0.26%
     Holding and Other Investment Offices
      LTC Properties, Inc., 9.5%  .............   100,000 $  2,175,000
      (Cost: $2,500,000)
                                                Principal
                                                Amount in
                                                Thousands
     SHORT-TERM SECURITIES
     Commercial Paper
      Communication - 3.39%
      GTE Corporation:
        5.5%, 1-6-99 ..........................  $ 20,000   19,984,722
        5.38%, 1-25-99 ........................     8,000    7,971,307
        Total .................................             27,956,029

      Electric, Gas and Sanitary Services - 1.85%
      Central Illinois Light Co.,
        5.22%, 1-12-99 ........................     2,350 $  2,346,252
      PS Colorado Credit Corp.,
        6.0%, 1-15-99 .........................     2,000    1,995,333
      Puget Sound Energy Inc.,
        5.92%, 1-19-99 ........................    11,000   10,967,440
        Total .................................             15,309,025

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE GROWTH PORTFOLIO
     DECEMBER 31, 1998
                                                Principal
                                                Amount in
                                                Thousands        Value
     SHORT-TERM SECURITIES (Continued)
     Commercial Paper (Continued)
     Electronic and Other Electric Equipment - 1.89%
      Lucent Technologies Inc.,
        5.25%, 1-14-99 ........................   $13,500 $ 13,474,406
      Sony Capital Corp.,
        5.75%, 1-14-99 ........................     2,165    2,160,505
        Total .................................             15,634,911

      Fabricated Metal Products - 0.55%
      Danaher Corporation,
        5.6288%, Master Note ..................     1,579    1,579,000
      Snap-On Inc.,
        6.1%, 1-4-99 ..........................     3,000    2,998,475
        Total .................................              4,577,475

      Food and Kindred Products - 1.40%
      General Mills, Inc.,
        5.4883%, Master Note ..................     6,543    6,543,000
      Ralston Purina Co.,
        5.5%, 1-4-99 ..........................     5,000    4,997,708
        Total .................................             11,540,708

      Food Stores - 0.85%
      Albertson's Inc.,
        5.9%, 1-8-99 ..........................     7,000    6,991,969

      Nondepository Institutions - 3.02%
      General Electric Capital Corporation,
        5.46%, 2-3-99 .........................    14,000   13,929,930
      Island Finance Puerto Rico Inc.,
        5.4%, 1-29-99 .........................    11,000   10,953,800
        Total .................................             24,883,730

      Paper and Allied Products - 0.80%
      Sonoco Products Co.,
        5.16%, 1-19-99 ........................     6,600    6,582,972

      Primary Metal Industries - 1.14%
      Aluminum Company of America,
        5.12%, 1-15-99 ........................     9,400    9,381,284

      Textile Mill Products - 0.01%
      Sara Lee Corporation,
        5.4788%, Master Note ..................        44       44,000

     TOTAL SHORT-TERM SECURITIES - 14.90%                 $122,902,103
      (Cost: $122,902,103)

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE GROWTH PORTFOLIO
     DECEMBER 31, 1998

                                                                 Value

     TOTAL INVESTMENT SECURITIES - 99.92%                 $824,475,111
      (Cost: $589,545,949)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%         640,133

     NET ASSETS - 100.00%                                 $825,115,244

                  See Notes to Schedules of Investments on page 79.

     INCOME PORTFOLIO
     MANAGERS' LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Income Portfolio for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     The U.S. stock market performed admirably in the first half of 1998. Beginning in mid-July, however, growing concerns regarding Japanese banking difficulties and the imminent financial collapse in Russia sent the U.S. market into a rapidly accelerating decline. This dramatic downturn of nearly 2,000 points on the Dow Jones Industrial Average ended in early October. Three interest rate cuts by the Federal Reserve, in conjunction with several cuts by other central banks throughout the developed economies, sent a clear signal that the central banks would provide sufficient liquidity to prevent the global economic slump from worsening. The U.S. stock market responded with a dramatic rally in the fourth quarter of 1998. By the end of 1998, the U.S. economy enjoyed record stock market valuations, moderate economic growth, high employment, low inflation, modest interest rates and record levels of personal consumption.

     Prior to the poor stock market performance in the third quarter of 1998, we moved the Portfolio to a much more conservative position by meaningfully increasing cash reserves and lowering exposure to the most widely-owned stocks in the S&P 500. In the fourth quarter, we moved a large portion of our reserves from cash into U.S. Treasury bonds. We also increased our position in electric utilities, financial services, defense and telecommunication stocks. We continue to invest primarily in large U.S. companies that enjoy dominant global market share in their industries. We continue to seek new positions in stocks that represent good investment value.

     The strategies and techniques we applied resulted in the Portfolio's performance remaining below that of the S&P 500 Index as charted on the following page. That index reflects the performance of securities that generally represent the stock market. The Portfolio's underperformance relative to the S&P 500 can be attributed primarily to its more defensive posture during the fourth quarter of 1998.

     We think valuations of large capitalization U.S. stocks have generally reached levels that are difficult to sustain given current projected earnings growth rates. The Portfolio is positioned more defensively for expected slower growth in the U.S. economy and for what we believe could be a more difficult stock market than experienced over the past few years. We expect to maintain a well-diversified portfolio with meaningful dividend yield and a strong emphasis on high quality stocks.

     Thank you very much for your continued support and confidence.

     Respectfully,

     Russell E. Thompson
     James D. Wineland
     Managers, Income Portfolio

     Comparison of Change in Value of $10,000 Investment in
                           Target/United Income Portfolio
                                and The S&P 500 Index

                                          TARGET\UNITED            S&P
                                                 INCOME            500
                                              PORTFOLIO          INDEX
                                             ----------          -----
          07/16/91  Purchase                    $10,000        $  ----
          07/31/91                               10,054         10,000
          12/31/91                               10,767         10,910
          12/31/92                               12,251         11,742
          12/31/93                               14,371         12,924
          12/31/94                               14,207         13,095
          12/31/95                               18,692         18,016
          12/31/96                               22,383         22,153
          12/31/97                               28,238         29,528
          12/31/98                               34,206         38,002

     ----- Target/United Income Portfolio* -- $34,206
     +++++ S&P 500 Index** -- $38,002

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the S&P 500 Index (including income) are not available, investment in the index was effected as of July 31, 1991.


              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/98         21.14%
     5 Years Ended
        12/31/98         18.94%
     7+ Years Ended
        12/31/98++       17.91%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++7-16-91 (the initial offering date) through 12-31-98.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS
     Apparel and Accessory Stores - 0.72%
      Gap, Inc. (The)  ........................   103,350   $  5,813,437

     Building Materials and Garden Supplies - 0.74%
      Home Depot, Inc. (The)  .................    98,600      6,033,087

     Business Services - 2.32%
      BMC Software, Inc.*  ....................   158,300      7,059,191
      Microsoft Corporation*  .................    85,100     11,789,009
        Total .................................               18,848,200

     Chemicals and Allied Products - 12.05%
      Air Products and Chemicals, Inc.  .......   101,900      4,076,000
      Bristol-Myers Squibb Company  ...........    35,300      4,723,581
      Colgate-Palmolive Company  ..............    57,200      5,312,450
      du Pont (E.I.) de Nemours and Company  ..   114,300      6,065,044
      Gillette Company (The)  .................   125,822      6,078,776
      Lilly (Eli) and Company  ................   116,200     10,327,275
      Merck & Co., Inc.  ......................    32,000      4,726,000
      Monsanto Company  .......................   205,900      9,780,250
      Novartis, AG (A)  .......................     3,850      7,568,256
      PPG Industries, Inc.  ...................    48,300      2,813,475
      Pfizer Inc.  ............................    90,300     11,327,006
      Procter & Gamble Company (The)  .........    56,500      5,159,156
      Warner-Lambert Company  .................   263,400     19,804,388
        Total .................................               97,761,657

     Communication - 4.73%
      AT&T Corporation  .......................    24,800      1,866,200
      AirTouch Communications*  ...............    86,600      6,246,025
      Cox Communications, Inc., Class A*  .....   214,000     14,792,750
      MCI WORLDCOM, Inc.*  ....................    99,100      7,113,522
      SBC Communications Inc.  ................   156,000      8,365,500
        Total .................................               38,383,997

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Depository Institutions - 2.57%
      BankAmerica Corporation  ................    49,677   $  2,986,830
      Chase Manhattan Corporation (The)  ......    96,600      6,574,838
      U. S. Bancorp.  .........................   212,000      7,526,000
      Wells Fargo & Company  ..................    94,600      3,778,087
        Total .................................               20,865,755

     Electric, Gas and Sanitary Services - 4.06%
      Consolidated Edison, Inc.  ..............    86,200      4,557,825
      Duke Energy Corp.  ......................   120,600      7,725,938
      Republic Services, Inc., Class A*  ......   266,700      4,917,281
      Texas Utilities Company  ................   338,000     15,780,375
        Total .................................               32,981,419

     Electronic and Other Electric Equipment - 6.81%
      Analog Devices, Inc.*  ..................   160,100      5,023,138
      General Electric Company  ...............   151,800     15,493,088
      General Instrument Corporation*  ........   216,200      7,337,287
      Intel Corporation  ......................   119,600     14,176,337
      Maytag Corporation  .....................    98,000      6,100,500
      Telefonaktiebolaget LM Ericsson, ADR,
        Class B ...............................   296,600      7,090,594
        Total .................................               55,220,944

     Fabricated Metal Products - 0.52%
      Newell Co.  .............................   101,900      4,203,375

     Food and Kindred Products - 1.76%
      Bestfoods  ..............................   131,800      7,018,350
      Coca-Cola Company (The)  ................    68,100      4,554,187
      Panamerican Beverages Inc., Class A  ....   122,800      2,678,575
        Total .................................               14,251,112

     Food Stores - 1.26%
      Kroger Co. (The)*  ......................   169,300     10,242,650

     Furniture and Fixtures - 0.30%
      Lear Corporation*  ......................    63,700      2,452,450


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS (Continued)
     General Merchandise Stores - 2.96%
      Dayton Hudson Corporation  ..............   151,800   $  8,235,150
      Wal-Mart Stores, Inc.  ..................   194,000     15,798,875
        Total .................................               24,034,025

     Health Services - 1.56%
      Tenet Healthcare Corporation*  ..........   481,000     12,626,250

     Industrial Machinery and Equipment - 3.11%
      Case Corporation  .......................   146,200      3,188,988
      Cisco Systems, Inc.*  ...................    95,850      8,899,073
      Deere & Company  ........................    93,200      3,087,250
      International Business Machines
        Corporation ...........................    54,400     10,050,400
        Total .................................               25,225,711

     Instruments and Related Products - 2.78%
      General Motors Corporation, Class H*  ...    73,900      2,932,906
      Guidant Corporation  ....................   111,600     12,303,900
      Medtronic, Inc.  ........................    68,600      5,093,550
      Raytheon Company, Class A  ..............    42,753      2,209,796
        Total .................................               22,540,152

     Insurance Carriers - 2.11%
      American International Group, Inc.   ....    89,700      8,667,263
      Chubb Corporation (The)  ................    12,500        810,937
      Citigroup Inc.  .........................   155,100      7,677,450
      Total  ..................................               17,155,650

     Miscellaneous Manufacturing Industries - 0.45%
      Tyco International Ltd.  ................    48,000      3,621,000

     Miscellaneous Retail - 0.66%
      Costco Companies, Inc.*  ................    74,400      5,382,375

     Motion Pictures - 1.72%
      Time Warner Incorporated  ...............   190,000     11,791,875
      Walt Disney Company (The)  ..............    71,700      2,151,000
        Total .................................               13,942,875

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1998
                                                   Shares        Value
     COMMON STOCKS (Continued)
     Nondepository Institutions - 5.41%
      Associates First Capital Corporation,
        Class A ...............................   146,220   $  6,196,072
      Fannie Mae  .............................   288,900     21,378,600
      Freddie Mac  ............................   253,600     16,341,350
        Total .................................               43,916,022

     Oil and Gas Extraction - 1.22%
      Burlington Resources Incorporated  ......   275,600      9,869,925

     Paper and Allied Products - 0.64%
      International Paper Company  ............    55,600      2,491,575
      Willamette Industries, Inc.  ............    81,200      2,720,200
        Total .................................                5,211,775

     Petroleum and Coal Products - 2.28%
      Chevron Corporation  ....................    44,000      3,649,250
      Exxon Corporation  ......................    48,100      3,517,312
      Mobil Corporation  ......................    72,200      6,290,425
      Royal Dutch Petroleum Company  ..........   104,800      5,017,300
        Total .................................               18,474,287

     Primary Metal Industries - 0.51%
      Aluminum Company of America  ............    56,000      4,175,500

     Railroad Transportation - 0.38%
      Burlington Northern Santa Fe Corporation     92,100      3,108,375

     Rubber and Miscellaneous Plastics Products - 0.15%
      Goodyear Tire & Rubber Company (The)  ...    23,900      1,205,456

     Television Broadcasting Stations - 1.12%
      Clear Channel Communications, Inc.*  ....   166,700      9,085,150

     Transportation By Air - 0.48%
      AMR Corporation*  .......................    65,200      3,871,250

     Transportation Equipment - 4.25%
      DaimlerChrysler AG*  ....................    69,894      6,714,192
      Dana Corporation  .......................    62,000      2,534,250
      Ford Motor Company  .....................    98,100      5,757,244
      Lockheed Martin Corporation  ............   162,100     13,737,975
      Northrop Grumman Corporation  ...........    78,300      5,725,688
        Total .................................               34,469,349

     Wholesale Trade - Durable Goods - 0.49%
      Johnson & Johnson  ......................    47,300      3,967,288

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1998
                                                   Shares        Value
     COMMON STOCKS (Continued)
     Wholesale Trade - Nondurable Goods - 1.48%
      Safeway Inc.*  ..........................   196,400   $ 11,968,125

     TOTAL COMMON STOCKS - 71.60%                           $580,908,623
     (Cost: $340,961,656)
                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITY - 17.03%
      United States Treasury,
        5.5%, 8-15-2028 .......................  $132,000   $138,167,040
      (Cost: $136,656,799)

     SHORT-TERM SECURITIES
     Commercial Paper
      Electric, Gas and Sanitary Services - 4.41%
      Bay State Gas Co.:
        5.32%, 1-13-99 ........................     9,389      9,372,350
        5.45%, 1-19-99 ........................     8,500      8,476,838
      PS Colorado Credit Corp.,
        6.0%, 1-15-99 .........................     2,000      1,995,333
      Public Service Co. of Colorado,
        5.85%, 1-15-99 ........................     6,000      5,986,350
      Questar Corp.,
        5.15%, 1-26-99 ........................    10,000      9,964,236
        Total .................................               35,795,107

      Engineering and Management Services - 0.21%
      Halliburton Co.,
        5.4%, 1-15-99 .........................     1,700      1,696,430

      Fabricated Metal Products - 1.29%
      Danaher Corporation,
        5.6288%, Master Note ..................    10,482     10,482,000

      Food and Kindred Products - 0.07%
      General Mills, Inc.,
        5.4838%, Master Note ..................       567        567,000

      Industrial Machinery and Equipment - 2.46%
      Deere & Company,
        5.53%, 1-8-99 .........................    20,000     19,978,494


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES (Continued)
     Commercial Paper (Continued)
      Nondepository Institutions - 0.86%
      Associates Corporation of North America,
        5.35%, 1-20-99 ........................   $ 7,000   $  6,980,235

      Petroleum and Coal Products - 0.12%
      Kerr-McGee Credit Corp.,
        6.05%, 1-19-99 ........................     1,000        996,975

      Textile Mill Products - 0.08%
      Sara Lee Corporation,
        5.4788%, Master Note ..................       615        615,000

      Wholesale Trade -- Nondurable Goods - 0.25%
      McKesson Corp.,
        6.05%, 1-5-99 .........................     2,000      1,998,656

      Total Commercial Paper - 9.75%                          79,109,897

     Municipal Obligation - 1.23%
      California
      California Pollution Control Financing Authority,
        Environmental Improvement Revenue Bonds,
        (Shell Martinez Refining Company Project),
        Series 1996 (Taxable), (Shell Oil Company),
        5.25%, 2-8-99 .........................    10,000     10,000,000

     TOTAL SHORT-TERM SECURITIES - 10.98%                   $ 89,109,897
      (Cost: $89,109,897)

     TOTAL INVESTMENT SECURITIES - 99.61%                   $808,185,560
      (Cost: $566,728,352)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.39%         3,148,081

     NET ASSETS - 100.00%                                   $811,333,641


                  See Notes to Schedules of Investments on page 79.

     SCIENCE AND TECHNOLOGY PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Science and Technology Portfolio for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     Economic growth and inflation in 1998 were nearly identical to 1997's healthy rates. President Clinton was impeached by the House. The Asian contagion continued this year, negatively affecting economies in Asian countries. Brazil had trouble meeting its debt obligations and Russia had a complete meltdown. Global economic problems hurt the third quarter performance of the stock market, but failed to prevent a remarkable recovery in the fourth quarter. Stocks outperformed bonds, with large capitalized stocks again performing better than small and medium capitalized issues.

     The Portfolio continued to benefit from a substantial emphasis on Internet-related stocks. The process of purchasing these stocks began in 1997, when personal computer prices began their long decline and made the Internet accessible for more people. 1998 was the first big year of increased shopping over the Internet, with many consumers bypassing the traditional department store. Advances in Internet-related stocks, and technology stocks in general, were so large that the Portfolio reduced positions in some holdings because they were becoming too large a portion of total assets. The Portfolio also maintained large positions in the drug industry, and in hospital supply and distribution and medical devices companies.

     The strategies and techniques we applied resulted in the Portfolio significantly outperforming the S&P 400 Index charted on the following page. The S&P 400 Index reflects the performance of securities that generally represent the non-financial institution portion of the stock market. The Portfolio's performance was aided by large advances of Internet stocks, fewer earnings disappointments in the areas of technology and health care, and little, if any, Asian or Latin American exposure.

     Looking forward, the market risk we see is companies' inability to grow profits. With little inflation and low interest rates, however, market valuations likely will remain high. Accordingly, those companies that do enjoy rapidly growing profits should receive considerable investor support. In light of these anticipated conditions, we intend to keep diversifying into high quality, rapidly growing U.S. companies.

     Thank you very much for your continued support and confidence.

     Respectfully,

     Abel Garcia
     Manager, Science and Technology Portfolio

     Comparison of Change in Value of $10,000 Investment in
                   Target/United Science and Technology Portfolio
                                and The S&P 400 Index

                           Target/United
                             Science and            S&P
                              Technology            400
                               Portfolio          Index
                               ---------      ---------
            4/4/97  Purchase     $10,000        $10,000
          12/31/97                11,623         12,770
          12/31/98                16,976         17,094

     ===== Target/United Science and Technology Portfolio* -- $16,976 +++++ S&P 400 Index** -- $17,094

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the S&P 400 Index are not available, investment in the index was effected as of March 31, 1997.

              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/98         46.05%
     1+ Years Ended
        12/31/98++       35.49%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++4-4-97 (the initial offering date) through 12-31-98.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

     THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS
     Building Materials and Garden Supplies - 1.53%
      Fastenal Company  .......................    12,000  $   527,625

     Business Services - 39.42%
      Amazon.com, Inc.*  ......................     1,500      481,828
      America Online, Inc.*  ..................    10,000    1,600,000
      BMC Software, Inc.*  ....................    12,000      535,125
      BroadVision, Inc.*  .....................    13,000      420,469
      Cerner Corporation*  ....................    24,000      643,500
      Citrix Systems, Inc.*  ..................     9,000      873,281
      eBay Inc.*  .............................     2,000      482,750
      Fiserv, Inc.*  ..........................    13,000      668,281
      HNC Software Inc.*  .....................    15,000      606,563
      IDX Systems Corporation*  ...............     4,000      176,250
      Inktomi Corporation*  ...................     4,000      519,875
      Intuit Inc.*  ...........................    10,000      725,000
      Macromedia, Inc.*  ......................    20,000      673,125
      MemberWorks Incorporated*  ..............    20,000      591,250
      Networks Associates, Inc.*  .............    10,000      663,437
      Parametric Technology Corporation*  .....    20,000      325,000
      TMP Worldwide Inc.*  ....................    12,000      510,750
      Transaction Systems Architects, Inc.,
        Class A* ..............................    10,000      503,125
      Visio Corporation*  .....................    20,000      725,625
      Wind River Systems, Inc.*  ..............    13,000      610,188
      Yahoo! Inc.*  ...........................     5,500    1,302,984
        Total .................................             13,638,406

     Communication - 6.45%
      AirTouch Communications*  ...............     5,000      360,625
      COLT Telecom Group plc, ADR*  ...........     8,000      480,500
      Cox Communications, Inc., Class A*  .....     3,700      255,762
      Intermedia Communications of Florida,
       Inc.*  .................................    30,000      519,375
      MGC Communications, Inc.*  ..............    21,000      146,344
      MediaOne Group, Inc.*  ..................    10,000      470,000
        Total .................................              2,232,606


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Electronic and Other Electric Equipment - 11.31%
      Advanced Fibre Communications, Inc.*  ...    20,000  $   218,750
      Ascend Communications, Inc.*  ...........    12,000      789,375
      Broadcom Corporation, Class A*  .........     7,000      844,375
      Concord Communications, Inc.*  ..........    10,000      572,500
      Gemstar International Group Limited*  ...    10,000      572,187
      Micron Technology, Inc.*  ...............    10,000      505,625
      Tellabs*  ...............................     6,000      411,375
        Total .................................              3,914,187

     Engineering and Management Services - 7.85%
      Abacus Direct Corporation*  .............     8,000      366,250
      Incyte Pharmaceuticals, Inc.*  ..........    20,000      746,250
      MAXIMUS, Inc.*  .........................    15,000      555,000
      Paychex, Inc.  ..........................    10,000      514,688
      Quintiles Transnational Corp.*  .........    10,000      533,437
        Total .................................              2,715,625

     Food and Kindred Products - 2.06%
      American Italian Pasta Company, Class A*     27,000      712,125

     Furniture and Fixtures - 0.78%
      Lear Corporation*  ......................     7,000      269,500

     Health Services - 0.58%
      American Healthcorp, Inc.*  .............    20,000      199,375

     Instruments and Related Products - 3.48%
      Bionx Implants, Inc.*  ..................    20,000      168,125
      STERIS Corporation*  ....................    12,000      341,250
      Uniphase Corporation*  ..................    10,000      694,375
        Total .................................              1,203,750

     Printing and Publishing - 1.33%
      IDG Books Worldwide, Inc., Class A*  ....    27,000      460,688

     Television Broadcasting Stations - 1.58%
      Clear Channel Communications, Inc.*  ....    10,000      545,000

     Wholesale Trade -- Durable Goods - 1.00%
      OmniCare, Inc.  .........................    10,000      347,500

     Wholesale Trade -- Nondurable Goods - 1.32%
      Cardinal Health, Inc.  ..................     6,000      455,250

     TOTAL COMMON STOCKS - 78.69%                          $27,221,637
      (Cost: $19,032,900)

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     DECEMBER 31, 1998


                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES
     Commercial Paper
      Electronic and Other Electric Equipment - 2.89%
      Lucent Technologies Inc.,
        5.25%, 1-14-99 ........................   $ 1,000  $   998,104

      Fabricated Metal Products - 3.99%
      Danaher Corporation,
        5.6288%, Master Note ..................     1,381    1,381,000

      Food and Kindred Products - 2.53%
      General Mills, Inc.,
        5.4838%, Master Note ..................       877      877,000

      Paper and Allied Products - 2.88%
      Sonoco Products Co.,
        5.16%, 1-19-99 ........................     1,000      997,420

      Textile Mill Products - 4.61%
      Sara Lee Corporation,
        5.4788%, Master Note ..................     1,594    1,594,000

      Wholesale Trade -- Nondurable Goods - 4.33%
      McKesson Corp.,
        6.05%, 1-5-99 .........................     1,500    1,498,992

     TOTAL SHORT-TERM SECURITIES - 21.23%                  $ 7,346,516
      (Cost: $7,346,516)

     TOTAL INVESTMENT SECURITIES - 99.92%                  $34,568,153
      (Cost: $26,379,416)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%          27,252

     NET ASSETS - 100.00%                                  $34,595,405

                  See Notes to Schedules of Investments on page 79.

     INTERNATIONAL PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the International Portfolio during the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     Global markets were extremely volatile during the past year. Asia struggled with the world's most serious post-War financial crisis, while Japan made little progress on economic reform. Europe remained in economic expansion as companies continued to implement restructuring programs and expand operations across Europe to benefit from the move to a single currency. Benign inflation led to broad interest rate cuts. Throughout the year, emerging markets reacted to dramatic shifts in investor confidence.

     Europe has remained our primary focus for several years now. We have continued to achieve very favorable returns on our European investments, especially restructuring opportunities and interest-sensitive sectors. We maintained our cautious stance toward Japan and emerging markets because of serious fundamental risk in these areas. We temporarily increased our cash reserves during periods of extreme risk resulting from the Asian financial crisis. In order to limit exposure to vulnerable countries and industries, we increased our heavy weighting in European equities.

     The strategies and techniques we applied resulted in the Portfolio significantly outperforming the Morgan Stanley E.A.FE. Index (Europe, Australia, Far East Index) charted on the following page. That index reflects the performance of securities that generally represent the international stock market. The Portfolio's heavy exposure to European investments and underweight position in Japan contributed to its outstanding performance.

     Continued benign inflation suggests global financial markets will enjoy further monetary easing. Our positive outlook on Europe has been further supported by the successful introduction of a single currency. However, there is risk of further instability in emerging markets and Japan, where high debt and overvalued assets remain obstacles to recovery. Unpopular, bold reforms must be implemented before a meaningful recovery will be realized. Our investments will remain heavily concentrated in Europe, with a focus on companies that have positioned themselves to benefit from the move toward an integrated Europe. We will maintain our cautious approach toward emerging markets and Japan until there is clear evidence of a sustained recovery in investor confidence. The Asian financial crisis will eventually force important reforms that should lead to an economic recovery in this important region of the world.

     Thank you very much for your continued support and confidence.

     Respectfully,

     Thomas A. Mengel
     Manager, International Portfolio

               Comparison of Change in Value of $10,000 Investment in
                        Target/United International Portfolio
                        and The Morgan Stanley E.A.FE. Index

                                                 MORGAN
                           TARGET/UNITED        STANLEY
                           INTERNATIONAL        E.A.FE.
                               PORTFOLIO          INDEX
                               ---------      ---------
          05/03/94  Purchase     $10,000        $10,000
          12/31/94                10,026          9,990
          12/31/95                10,756         11,110
          12/31/96                12,381         11,782
          12/31/97                14,448         11,991
          12/31/98                19,345         14,389

     ----- Target/United International Portfolio* -- $19,345
     +++++ Morgan Stanley E.A.FE. Index** -- $14,389

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Morgan Stanley E.A.FE. Index (including income) are not available, investment in the index was effected as of April 30, 1994.


              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/98         33.89%
     4+ Years Ended
        12/31/98++       15.19%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++5-3-94 (the initial offering date) through 12-31-98.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

     THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS
     Brazil - 0.13%
      CompanLia de Saneamento Desico do
        Estado De Sao Paulo (A)* .............. 3,000,000 $    227,179

     China - 0.17%
      Jinpan International Limited*  ..........    93,000      279,000

     Denmark - 0.79%
      Neurosearch A/S (A)*  ...................    20,000    1,329,029

     Finland - 2.07%
      Sonera Group plc (A)*  ..................   178,000    3,164,945
      Sponda Oyj (A)*  ........................    56,600      332,106
        Total .................................              3,497,051

     France - 9.49%
      AXA-UAP (A)  ............................    26,700    3,869,081
      Etablissements Economiques du Casino
        Guichard-Parrachon SA (A) .............    16,750    1,744,011
      Generale de Geophysique S.A. (A)*  ......     8,000      466,143
      Lagardere SCA (A)  ......................    29,000    1,232,177
      Societe Industrielle de Transports
        Automobiles S.A. (A) ..................     4,375    1,146,640
      Suez Lyonnaise des Eaux (A)  ............    23,000    4,723,688
      VIVENDI (A)  ............................    11,000    2,853,463
        Total .................................             16,035,203

     Germany - 9.32%
      Altana AG (A)  ..........................     9,000      701,986
      Bayerische Hypotheken- und
        Weschel-Bank AG (A) ...................    21,000    1,644,267
      Deutsche Bank AG, Ordinary Shares (A) .. 36,000 2,117,838 Deutsche Prandbrief- und
        Hypothekenbank AG (A) .................    18,725    1,640,277
      Mannesmann AG (A)  ......................    37,000    4,240,115
      MobilCom AG (A)  ........................     4,255    1,354,339
      Rhoen-Klinikum AG (A)  ..................    16,600    1,648,347
      Volkswagen AG (A)  ......................    30,000    2,393,952
        Total .................................             15,741,121

     Greece - 0.64%
      PANAFON, S.A. (A)  ......................    40,650    1,088,645


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Italy - 4.96%
      CSP International Industria
        Calze S.p.A. (A) ......................    50,000 $    334,341
      Instituto Nazionale delle
        Assicurazioni (A)* ....................   245,000      646,569
      Istituto Bancario San Paolo di Torino -
        Istituto Mobiliare Italiano S.p.A. (A)     97,500    1,721,282
      Olivetti S.p.A. (A)*  ................... 1,000,000    3,476,421
      Telecom Italia Mobile S.p.A., Risp (A)  .   350,000    2,200,725
        Total .................................              8,379,338

     Japan - 2.76%
      Matsushita Communication Industrial
        Co., Ltd. (A) .........................    34,000    1,604,711
      Olympus Optical Co., Ltd. (A)  ..........   140,000    1,610,378
      Sankyo Co., Ltd. (A)  ...................    66,000    1,443,549
        Total .................................              4,658,638

     Mexico - 0.35%
      Grupo Financiero Banamex Accival,
        S.A. de C.V., B, CPO shares (A)* ......   450,000      589,702

     Netherlands - 5.48%
      Athlon Groep N.V. (A)  ..................    13,000      386,810
      Benckiser N.V., Class B (A) .............    30,000    1,964,124
      Content Beheer N.V. (A)  ................    50,000      854,314
      EQUANT N.V. (A)*  .......................    24,750    1,721,966
      Ordina N.V. (A)*  .......................    84,240    2,246,460
      Smit Internationale N.V. (A)  ...........    43,166      948,930
      Unique International NV (A)  ............    50,000    1,144,408
        Total .................................              9,267,012

     Norway - 1.79%
      Merkantildata ASA (A)  ..................   305,000    3,023,914

     Portugal - 2.49%
      Banco Portugues do Atlantico, S.A. (A)*      45,900      940,278
      Portugal Telecom, S.A., ADS  ............    27,500    1,227,188
      Telecel-Comunicacaoes Pessoais, SA (A)  .    10,000    2,043,266
        Total .................................              4,210,732

     Spain - 3.48%
      Superdiplo, S.A. (A)*  ..................    48,950    1,375,987
      Tele Pizza, S.A. (A)*  ..................   250,000    2,374,754
      Telefonica de Espana, S.A. (A)  .........    47,818    2,123,924
        Total .................................              5,874,665

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Sweden - 0.25%
      Biacore International AB, ADR*  .........    15,550  $   157,444
      Biora AB, ADR*  .........................    20,000      270,000
        Total .................................                427,444

     Switzerland - 8.22%
      Choco Lindt & Spru AG, Registered (A)  ..        50    1,310,520
      Credit Suisse Group, Registered Shares (A)    9,000    1,408,810
      Julius Baer Holding AG (A)  .............       400    1,329,450
      Novartis, AG (A)  .......................     3,840    7,548,598
      Swisslog Holding AG, Registered Shares (A)   24,250    2,295,231
        Total .................................             13,892,609

     United Kingdom - 26.79%
      Barclays PLC (A)  .......................    36,000      781,042
      British Aerospace Public Limited
        Company (A) ...........................   180,000    1,535,153
      COLT Telecom Group plc, ADR*  ...........   150,000    9,009,375
      Corporate Services Group plc (A)  .......   575,000    1,455,415
      Diageo plc (A)  .........................   136,000    1,544,263
      Energis plc (A)*  .......................   216,750    4,828,648
      Freepages Group plc (A)*  ............... 2,000,000      648,375
      General Electric Company plc (A) ........   183,235    1,660,224
      Hays plc (A)  ...........................   229,528    2,022,429
      Independent Energy Holdings plc, ADS*  ..   225,000    2,032,031
      Lloyds TSB Group plc (A)  ...............    55,000      783,619
      Misys plc (A)  ..........................   388,470    2,835,200
      Newsquest plc (A)  ......................   230,000      934,907
      Orange plc (A)*  ........................   150,000    1,745,625
      Select Appointments (Holdings)
        Public Limited Company (A) ............    90,000      927,675
      Sema Group plc (A)  .....................   180,600    1,774,463
      Siebe plc (A)  ..........................   450,000    1,773,056
      Stagecoach Holdings plc (A)  ............   375,000    1,502,484
      Telewest Communications plc (A)*  .......   670,000    1,927,004
      Tesco PLC (A)  ..........................   493,000    1,434,322
      Vodafone Group Plc (A)  .................   252,738    4,109,330
        Total .................................             45,264,640

     United States - 0.74%
      ESG Re Limited  .........................    61,000    1,246,688

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     TOTAL COMMON STOCKS - 79.92%                        $ 135,032,610
      (Cost: $101,422,333)

     PREFERRED STOCKS
     Germany - 8.04%
      Fresenius Medical Care AG (A)  ..........     5,000    1,052,979
      GEA AG (A)  .............................    50,000    1,199,976
      Henkel AG (A)  ..........................    40,400    3,611,688
      Marschollek, Lautenschlager und
        Partner AG (A) ........................    10,000    5,699,886
      Moebel Walther AG (A)  ..................    20,000      683,986
      ProSieben Media AG (A)  .................    29,000    1,339,773
        Total .................................             13,588,288

     Portugal - 1.03%
      Lusomundo-SGPS, S.A. (A)  ...............   150,000    1,738,825

     TOTAL PREFERRED STOCKS - 9.07%                        $15,327,113
      (Cost: $10,015,222)
                                                Principal
                                                Amount in
                                                Thousands

     UNITED STATES GOVERNMENT SECURITY - 3.72%
      United States Treasury,
        7.25%, 8-15-2022 ......................    $5,050  $ 6,285,684
      (Cost: $6,255,811)

     SHORT-TERM SECURITIES
     Commercial Paper
      Fabricated Metal Products - 0.23%
      Danaher Corporation,
        5.6288%, Master Note ..................       392      392,000

      Food and Kindred Products - 3.42%
      General Mills, Inc.,
        5.4838%, Master Note ..................     5,771    5,771,000

      Nondepository Institutions - 3.49%
      Textron Inc.,
        6.47%, 1-6-99 .........................     5,900    5,894,698

      Textile Mill Products - 1.85%
      Sara Lee Corporation,
        5.4788%, Master Note ..................     3,127    3,127,000

     TOTAL SHORT-TERM SECURITIES - 8.99%                  $ 15,184,698
      (Cost: $15,184,698)


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     DECEMBER 31, 1998

                                                                 Value

     TOTAL INVESTMENT SECURITIES - 101.70%                $171,830,105
      (Cost: $132,878,064)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.70%)    (2,868,664)

     NET ASSETS - 100.00%                                 $168,961,441


                  See Notes to Schedules of Investments on page 79.

     SMALL CAP PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Small Cap Portfolio during the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     In a year filled with much economic and political uncertainty around the globe, the continued strength and stability of the U.S. economy provided a favorable backdrop for U.S. stocks, particularly for small and emerging growth companies. However, when it came to stock performance, investors continued to favor large well-established companies, particularly those in the technology sector. Most notable was the performance of anything related to the Internet. 1998 was the year that people realized the potential of the electronic superhighway - that it opens the door to a world of instant information and that it offers the opportunity for business of all types to be done with anyone, anywhere, anytime, at much less cost.

     Our concerns over the global economic environment, especially Russia, South America, and the Asia Pacific region, caused us to maintain a defensive posture. Cash reserves were boosted and holdings were biased towards companies with minimal international exposure and more predictable business models.

     The strategies and techniques we applied resulted in the Portfolio significantly outperforming the Nasdaq Industrials Index during the fiscal year, as charted on the following page. That index reflects the performance of securities that generally represent the small companies sector of the stock market.

     The significant underperformance, both in absolute and relative terms, of small cap securities in recent years, along with a likely moderation in corporate profit growth during 1999, make small cap one of the most appealing investment categories heading into the new year. This, in conjunction with our focus on sound in-depth research and careful stock selection, continueS to reinforce our positive long-term outlook.

     Thank you very much for your continued support and confidence.

     Respectfully,

     Zachary H. Shafran
     Manager, Small Cap Portfolio

     Comparison of Change in Value of $10,000 Investment in
                          Target/United Small Cap Portfolio
                          and The Nasdaq Industrials Index

                           TARGET/UNITED         Nasdaq
                               SMALL CAP    INDUSTRIALS
                               PORTFOLIO          INDEX
                              ----------    -----------
          05/03/94  Purchase     $10,000        $10,000
          12/31/94                12,091          9,862
          12/31/95                15,999         12,620
          12/31/96                17,360         14,517
          12/31/97                22,834         15,974
          12/31/98                25,315         17,063


         ----- Target/United Small Cap Portfolio* -- $25,315
         +++++ Nasdaq Industrials Index** -- $17,063

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Nasdaq Industrials Index is not available, investment in the index was effected as of April 30, 1994.


              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/98         10.87%
     4+ Years Ended
        12/31/98++       22.03%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++5-3-94 (the initial offering date) through 12-31-98.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

     THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value
     COMMON STOCKS
     Business Services - 17.91%
      Cerner Corporation*  ....................   215,000 $  5,764,687
      Concur Technologies, Inc.*  .............    30,000      906,562
      ENVOY Corporation*  .....................    75,000    4,387,500
      Freepages Group plc (A)*  ............... 4,500,000    1,458,844
      Fundtech Ltd.*  .........................   185,000    3,850,313
      Inktomi Corporation*  ...................    18,000    2,339,437
      Lamar Advertising Company*  .............    50,000    1,875,000
      National Data Corporation  ..............    60,000    2,921,250
      Shared Medical Systems Corporation  .....    75,000    3,740,625
      Sunquest Information Systems, Inc.*  ....   176,100    2,454,394
      Verity, Inc.*  ..........................   100,000    2,646,875
        Total .................................             32,345,487

     Chemicals and Allied Products - 5.22%
      Genzyme Corporation - General Division*      80,000    3,977,500
      PAREXEL International Corporation*  .....    60,000    1,494,375
      SangStat Medical Corporation*  ..........   100,000    2,137,500
      Spiros Development Corporation II,
        Inc., Units (B)* ......................   200,000    1,812,500
        Total .................................              9,421,875

     Communication - 8.59%
      Exodus Communications, Inc.*  ...........   100,000    6,456,250
      Intermedia Communications of
        Florida, Inc.* ........................   150,000    2,596,875
      TCA Cable TV, Inc.  .....................    95,000    3,387,344
      Western Wireless Corporation,
        Class A* ..............................   140,000    3,075,625
        Total .................................             15,516,094

     Eating and Drinking Places - 0.84%
      Fresh Foods, Inc.*  .....................   316,000    1,520,750

     Electric, Gas and Sanitary Services - 4.33%
      Allied Waste Industries, Inc., New*  ....   185,000    4,370,625
      Waste Industries, Inc.*  ................   200,000    3,443,750
        Total .................................              7,814,375

     Electronic and Other Electric Equipment - 1.52%
      Coyote Network Systems, Inc.*  ..........   144,000    1,080,000
      Terayon Communications Systems*  ........    45,000    1,659,375
        Total .................................              2,739,375

     Engineering and Management Services - 2.30%
      Cornell Corrections, Inc.*  .............   140,000    2,660,000
      Incyte Pharmaceuticals, Inc.*  ..........    11,600      432,825
      Quintiles Transnational Corp.*  .........    20,000    1,066,875
        Total .................................              4,159,700

     Fabricated Metal Products - 0.72%
      Mark IV Industries, Inc.  ...............   100,000    1,300,000
                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value
     COMMON STOCKS (Continued)
     Health Services - 7.31%
      American Retirement Corporation*  .......   217,500 $  3,412,031
      Centennial HealthCare Corporation*  .....   246,000    3,797,625
      Quorum Health Group, Inc.*  .............   220,000    2,839,375
      Sierra Health Services, Inc.*  ..........   150,000    3,159,375
        Total .................................             13,208,406

     Industrial Machinery and Equipment - 0.96%
      Micron Electronics, Inc.*  ..............   100,000    1,728,125

     Instruments and Related Products - 8.31%
      ADAC Laboratories*  .....................   100,000    1,996,875
      Maxxim Medical, Inc.*  ..................   175,000    5,206,250
      Sabratek Corporation*  ..................   100,000    1,631,250
      St. Jude Medical, Inc.*  ................   120,000    3,322,500
      STERIS Corporation*  ....................   100,000    2,843,750
        Total .................................             15,000,625

     Insurance Carriers - 2.53%
      Annuity and Life Re (Holdings) Ltd.  ....    75,000    2,006,250
      ESG Re Limited  .........................   125,000    2,554,688
        Total .................................              4,560,938

     Oil and Gas Extraction - 0.92%
      Newfield Exploration Company*  ..........    80,000    1,670,000

     Paper and Allied Products - 2.18%
      IVEX Packaging Corporation*  ............   169,000    3,929,250

     Personal Services - 1.12%
      Loewen Group Inc. (The)  ................   240,000    2,025,000

     Real Estate - 1.99%
      ElderTrust  .............................   312,000    3,588,000

     Social Services - 2.22%
      Balanced Care Corporation*  .............   500,000    4,000,000

     TOTAL COMMON STOCKS - 68.97%                         $124,528,000
      (Cost: $120,877,880)

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES
     Commercial Paper
      Auto Repair, Services and Parking - 1.78%
      PHH Corp.,
        6.1%, 1-15-99 .........................    $3,220 $  3,212,361

      Chemicals and Allied Products - 4.42%
      du Pont (E.I.) de Nemours and Company,
        5.13%, 1-12-99 ........................     8,000    7,987,460

      Electric, Gas and Sanitary Services - 4.98%
      Public Service Co. of Colorado,
        5.9%, 1-15-99 .........................     4,000    3,990,822
      Puget Sound Energy Inc.,
        5.9%, 1-13-99 .........................     5,000    4,990,167
        Total .................................              8,980,989

      Electronic and Other Electric Equipment - 6.08%
      Lucent Technologies Inc.,
        5.55%, 1-14-99 ........................     6,000    5,987,975
      Sony Capital Corp.,
        5.75%, 1-14-99 ........................     5,000    4,989,618
        Total .................................             10,977,593

      Fabricated Metal Products - 1.68%
      Danaher Corporation,
        5.6288%, Master Note ..................     3,030    3,030,000

      Food and Kindred Products - 10.57%
      General Mills, Inc.,
        5.48838%, Master Note .................     7,098    7,098,000
      Ralston Purina Co.:
        5.5%, 1-4-99 ..........................     5,000    4,997,708
        6.05%, 1-5-99 .........................     7,000    6,995,295
        Total .................................             19,091,003

      Nondepository Institutions - 1.10%
      Island Finance Puerto Rico Inc.,
        5.38%, 2-5-99 .........................     2,000    1,989,539

      Personal Services - 2.49%
      Block Financial Corp.,
        5.2%, 1-28-99 .........................     4,520    4,502,372

      Textile Mill Products - 0.27%
      Sara Lee Corporation,
        5.4788%, Master Note ..................       489      489,000


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     DECEMBER 31, 1998

                                                                 Value

     TOTAL SHORT-TERM SECURITIES - 33.37%                 $ 60,260,317
      (Cost: $60,260,317)

     TOTAL INVESTMENT SECURITIES - 102.34%                $184,788,317
      (Cost: $181,138,197)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.34%)    (4,219,491)

     NET ASSETS - 100.00%                                 $180,568,826


                  See Notes to Schedules of Investments on page 79.

     BALANCED PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Balanced Portfolio for the fiscal year ended December 31, 1998. The discussion, graphs and tables contained in this report will provide you with information regarding the Portfolio's performance during that period.

     As the year began, global economies were in the midst of crisis in the currency and financial markets. As we emerged from the turmoil, we found central bankers ready to provide liquidity. This contributed to a very powerful rally during the last quarter of 1998. The U.S. economy ended 1998 in better shape than most would have imagined just a few short months before. Despite the volatile financial markets and the ongoing issues with the Presidency, retail sales have continued at high levels, particularly in large ticket items. This can be attributed to high overall consumer confidence resulting from record low unemployment, negligible inflation, low mortgage rates and rising wages.

     During the second half of 1998, we became more defensive by moving assets out of equities and into fixed income securities and cash. Although the Federal Reserve became more accommodative, we were still concerned that corporate profits would remain under pressure. Therefore, we stayed focused on companies with the potential to grow profits in a decelerating economy. We also kept a high cash position, as we felt more opportunities would develop.

     The strategies and techniques we applied resulted in the Portfolio modestly underperforming the bond market index and significantly underperforming the stock market index charted on the following page. Those indexes reflect the performance of the bond market (the Salomon Brothers Treasury/Government-Sponsored/Corporate Index) and securities that generally represent the stock market (the S&P 500 Index). A variety of indexes is presented because the Portfolio invests in stocks and bonds.
     The Portfolio's fixed income investments and defensive position in the second half of the year contributed to the underperformance of the Portfolio as compared to the S&P 500 Index. While the Portfolio's defensive posture provided some protection when the markets corrected in late summer and early fall, it also prevented full participation in the fourth quarter rally.

     With an economy expected to remain generally healthy over the near-term, financial markets have already started to broaden out into more economically sensitive areas, such as paper and metal stocks. While many of these stocks have lagged significantly and could be poised for a turnaround, there are still issues outside the U.S. that could hinder a recovery in profits. Until worldwide economies begin to stabilize, it is difficult to predict how excess inventories can be worked down. Therefore, as was the case in 1998, the financial markets will probably be dominated by macro issues rather than micro issues. As a result, we will remain defensive in posture and look for opportunities as the year unfolds. In doing so, we will continue to focus on potential long-term returns consistent with the Portfolio's objectives.

     Thank you for your continued confidence.

     Respectfully,

     Cynthia P. Prince-Fox
     Manager, Balanced Portfolio

     Comparison of Change in Value of $10,000 Investment in
                          Target/United Balanced Portfolio,
                                The S&P 500 Index and
         The Salomon Brothers Treasury/Government Sponsored/Corporate Index

                                                        Salomon
                                                       Brothers
                                                      Treasury/
                                                     Government
                           Target/United       S&P   Sponsored/
                                Balanced       500    Corporate
                               Portfolio     Index        Index
                              ----------  --------  -----------
          05/03/94  Purchase     $10,000   $10,000      $10,000
          12/31/94                 9,963    10,398       10,046
          12/31/95                12,373    14,306       11,978
          12/31/96                13,758    17,591       12,327
          12/31/97                16,301    23,447       13,535
          12/31/98                17,714    30,176       14,814

     ===== Target/United Balanced Portfolio* -- $17,714
     ----- S&P 500 Index** -- $30,176
     ..... Salomon Brothers Treasury/Government Sponsored/Corporate Index** --
           $14,814

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1994.


              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/98          8.67%
     4+ Years Ended
        12/31/98++       13.04%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++5-3-94 (the initial offering date) through 12-31-98.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value
     COMMON STOCKS
     Apparel And Accessory Stores - 0.53%
      Kohl's Corporation*  ....................     8,000  $   491,500

     Business Services - 0.95%
      BMC Software, Inc.*  ....................    19,600      874,037

     Chemicals and Allied Products - 6.19%
      Crompton & Knowles Corporation  .........    14,300      295,831
      Dial Corporation (The)  .................    11,900      343,612
      Lilly (Eli) and Company  ................     9,500      844,312
      Neutraceutical International
        Corporation* ..........................     9,000       53,156
      Novartis, AG (A)  .......................       470      923,917
      Pfizer Inc.  ............................    11,000    1,379,813
      Procter & Gamble Company (The)  .........     7,100      648,319
      Warner-Lambert Company  .................    16,200    1,218,037
        Total .................................              5,706,997

     Communication - 3.73%
      AT&T Corporation  .......................    20,000    1,505,000
      Cox Communications, Inc., Class A*  .....    12,000      829,500
      SBC Communications Inc.  ................    20,600    1,104,675
        Total .................................              3,439,175

     Depository Institutions - 1.18%
      BankAmerica Corporation  ................     6,789      408,189
      Comerica Incorporated  ..................    10,000      681,875
        Total .................................              1,090,064

     Electric, Gas and Sanitary Services - 1.83%
      Houston Industries Incorporated  ........    12,000      385,500
      Southern Company (The)  .................    13,000      377,812
      Unicom Corporation  .....................    24,000      925,500
        Total .................................              1,688,812

     Electronic and Other Electric Equipment - 3.92%
      Analog Devices, Inc.*  ..................    11,800      370,225
      Emerson Electric Co.  ...................    10,000      605,000
      General Electric Company  ...............     7,000      714,438
      Intel Corporation  ......................     9,000    1,066,781
      Texas Instruments Incorporated  .........    10,000      855,625
        Total .................................              3,612,069

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Fabricated Metal Products - 0.54%
      Newell Co.  .............................    12,000  $   495,000

     Food and Kindred Products - 1.03%
      ConAgra, Inc.  ..........................    11,800      371,700
      Ralston-Ralston Purina Group  ...........    18,000      582,750
        Total .................................                954,450

     General Merchandise Stores - 1.32%
      Wal-Mart Stores, Inc.  ..................    15,000    1,221,562

     Health Services - 1.50%
      Columbia/HCA Healthcare Corporation  ....    35,000      866,250
      Tenet Healthcare Corporation*  ..........    19,600      514,500
        Total .................................              1,380,750

     Holding and Other Investment Offices - 1.10%
      LTC Properties, Inc.  ...................    43,000      714,875
      National Health Investors, Inc.  ........    12,000      296,250
        Total .................................              1,011,125

     Industrial Machinery and Equipment - 1.83%
      Baker Hughes Incorporated  ..............    17,500      309,531
      EMC Corporation*  .......................    16,200    1,377,000
        Total .................................              1,686,531

     Instruments and Related Products - 0.81%
      Medtronic, Inc.  ........................    10,000      742,500

     Insurance Carriers - 2.30%
      Chubb Corporation (The)  ................     9,200      596,850
      Hartford Financial Services Group Inc. (The)  8,200      449,975
      Mercury General Corporation  ............    13,000      569,563
      Old Republic International Corporation  .    22,500      506,250
        Total .................................              2,122,638

     Miscellaneous Retail - 1.18%
      Costco Companies, Inc.*  ................    15,000    1,085,156


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1998
                                                   Shares        Value

     COMMON STOCKS (Continued)
     Nondepository Institutions - 2.06%
      Freddie Mac  ............................    18,400 $  1,185,650
      Household International, Inc.  ..........    18,000      713,250
        Total .................................              1,898,900

     Oil and Gas Extraction - 1.10%
      Burlington Resources Incorporated  ......    22,600      809,363
      Enron Oil & Gas Company  ................    12,000      207,000
        Total .................................              1,016,363

     Paper and Allied Products - 0.47%
      Champion International Corporation  .....    10,800      437,400

     Petroleum and Coal Products - 2.23%
      BP Amoco p.l.c.  ........................     5,080      482,600
      Mobil Corporation  ......................     9,600      836,400
      Royal Dutch Petroleum Company  ..........    15,400      737,275
        Total .................................              2,056,275

     Primary Metal Industries - 0.27%
      British Steel plc, ADR  .................    17,000      248,625

     Printing and Publishing - 2.00%
      Gannett Co., Inc.  ......................     5,500      354,750
      McGraw-Hill Companies, Inc. (The)  ......     5,200      529,750
      Meredith Corporation  ...................    15,000      568,125
      New York Times Company (The), Class A  ..    11,400      395,438
        Total .................................              1,848,063

     Rubber and Miscellaneous Plastics Products - 1.19%
      A. Schulman, Inc.  ......................    25,000      564,844
      Goodyear Tire & Rubber Company (The)  ...    10,500      529,594
        Total .................................              1,094,438

     Television Broadcasting Stations - 1.00%
      Clear Channel Communications, Inc.*  ....    17,000      926,500

     TOTAL COMMON STOCKS - 40.26%                          $37,128,930
      (Cost: $28,372,511)

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1998
                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES
     Apparel And Accessory Stores - 2.98%
      Gap, Inc. (The),
        6.9%, 9-15-2007 .......................   $ 2,500 $  2,748,125

     Building Materials and Garden Supplies - 1.14%
      Home Depot, Inc. (The), Convertible,
        3.25%, 10-1-2001 ......................       400    1,056,500

     Chemicals and Allied Products - 0.31%
      American Home Products Corporation,
        7.9%, 2-15-2005 .......................       250      282,510

     Communication - 0.16%
      Southwestern Bell Telephone Company,
        5.77%, 10-14-2003 .....................       150      151,983

     Depository Institutions - 0.28%
      Wachovia Corporation,
        6.25%, 8-4-2008 .......................       250      260,033

     Electronic and Other Electric Equipment - 0.19%
      Cooper Industries, Inc.,
        6.0%, 1-1-99 (Exchangeable) ...........       243      173,812

     Food and Kindred Products - 0.57%
      Coca-Cola Enterprises Inc.,
        6.7%, 10-15-2036 ......................       500      529,425

     Miscellaneous Manufacturing Industries - 0.28%
      Tyco International Group S.A.,
        6.375%, 6-15-2005 .....................       250      254,845

     Nondepository Institutions - 1.10%
      National Rural Utilities Cooperative
        Finance Corp.,
        6.1%, 12-22-2000 ......................     1,000    1,014,900

     Television Broadcasting Stations - 0.70%
      Clear Channel Communications, Inc., Convertible,
        2.625%, 4-1-2003 ......................       600      642,750

     Transportation by Air - 0.44%
      Southwest Airlines Co.,
        7.875%, 9-1-2007 ......................       360      402,437

     TOTAL CORPORATE DEBT SECURITIES - 8.15%               $ 7,517,320
      (Cost: $6,693,766)

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES
      Federal National Mortgage Association:
        6.51%, 5-6-2008 .......................   $   750   $  775,778
        6.19%, 7-7-2008 .......................       500      509,920
        7.0%, 9-1-2025 ........................     2,913    2,971,604
      Government National Mortgage Association,
        6.5%, 8-15-2028 .......................     1,505    1,519,894
      United States Treasury:
        5.5%, 2-28-99 .........................     1,000    1,001,090
        6.875%, 8-31-99 .......................       250      253,515
        7.75%, 11-30-99 .......................     1,500    1,540,785
        7.125%, 2-29-2000 .....................       500      513,435
        5.25%, 1-31-2001 ......................     2,000    2,024,680
        6.375%, 8-15-2002 .....................     1,100    1,160,324
        7.5%, 2-15-2005 .......................     2,250    2,576,250
        7.25%, 8-15-2022 ......................     4,000    4,978,760
        6.25%, 8-15-2023 ......................     5,250    5,867,715
        6.75%, 8-15-2026 ......................     3,000    3,593,910

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 31.76%   $ 29,287,660
      (Cost: $28,077,086)

     SHORT-TERM SECURITIES
     Commercial Paper
      Chemicals and Allied Products - 3.25%
      du Pont (E.I.) de Nemours and Company,
        5.13%, 1-12-99 ........................     3,000    2,995,298

      Fabricated Metal Products - 2.44%
      Danaher Corporation,
        5.6288%, Master Note ..................     2,252    2,252,000

      Food and Kindred Products - 0.71%
      General Mills, Inc.,
        5.4838%, Master Note ..................       649      649,000

      Food Stores - 4.22%
      Albertson's Inc.,
        5.45%, 1-12-99 ........................     3,900    3,893,505

      Textile Mill Products - 2.16%
      Sara Lee Corporation,
        5.4788%, Master Note ..................     1,992    1,992,000

      Transportation Equipment - 4.33%
      Dana Corporation,
        6.5%, 1-6-99 ..........................     4,000    3,996,389

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES (Continued)
     Commercial Paper (Continued)
      Wholesale Trade -- Nondurable Goods - 1.63%
      McKesson Corp.,
        6.05%, 1-5-99 .........................    $1,500  $ 1,498,992

     TOTAL SHORT-TERM SECURITIES - 18.74%                  $17,277,184
      (Cost: $17,277,184)

     TOTAL INVESTMENT SECURITIES - 98.91%                  $91,211,094
      (Cost: $80,420,547)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.09%       1,008,994

     NET ASSETS - 100.00%                                  $92,220,088

                  See Notes to Schedules of Investments on page 79.

     ASSET STRATEGY PORTFOLIO
     MANAGERS' LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Asset Strategy Portfolio for the fiscal year ended December 31, 1998. The discussion, graphs and tables contained in this report will provide you with information regarding the Portfolio's performance during that period.

     The first half of the year saw a recovery in the U.S. markets from the effects of the 1997 Asian crisis. Risk premiums began declining in the bond markets and U.S. stocks were rising based on strong consumer spending, high employment and solid economic growth. However, by early summer, trepidation over Japan and Russia began to build. By August, a full-blown global crisis was underway, culminating with a meltdown in Russia. This caused a decline in all the major financial asset classes worldwide, except for U.S. Treasury bonds. The uncertainty in global markets persisted for a few weeks, until the Federal Reserve decided to intervene. Stocks eventually rallied to new highs and bonds recovered most of their losses.

     In the first half of the year, the fixed income portfolio consisted mostly of spread products (bonds that typically are higher risk than U.S. Treasuries, such as high-grade corporate bonds, mortgage-backed bonds, high-yield bonds and emerging market bonds). By late spring, there was enough concern over events unfolding in Russia and Japan that it was decided to liquidate spread products and concentrate on high quality U.S. Treasuries and agencies. The Portfolio's equity exposure was increased from approximately 31% at the beginning of the year to near 58% by April. Although concerned about the impact of Asia on global growth, the equity market sentiment had improved enough to warrant an increased emphasis on U.S. equities. We concentrated on domestic companies with little exposure to Asia, stocks that tend to benefit from lower interest rates and firms with high earnings growth potential. By August, concerns over a global liquidity crisis caused us to reduce equity exposure to roughly 26% of the Portfolio. We shifted away from consumer-oriented sectors and moved to more defensive groups, which contributed to superior performance through September. However, we underestimated the market's reaction to a series of three interest rate cuts by the Federal Reserve in the fourth quarter and our low exposure to stocks caused us to miss out on much of the fourth quarter stock market recovery.

     The strategies and techniques we applied resulted in the Portfolio's overall performance remaining below that of the S&P 500 Index, but above the other indexes charted on the following page. The S&P 500 Index reflects the performance of securities that generally represent the stock market. The other indexes reflect the performance of one-month certificates of deposit (Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit) and the bond market (the Salomon Brothers Broad Investment Grade Index). A variety of indexes is presented because the Portfolio invests in stocks, bonds and other instruments. The Portfolio's underperformance relative to the S&P 500 Index was largely due to a low exposure to stocks during the fourth quarter.

     The overall global economic environment has not improved. The amount of uncertainty due to conditions in Brazil, Japan, China and Russia, along with a potential slowing of the U.S. economy, is at least as great as it was last summer and fall. Due to this uncertainty, we intend to limit exposure to more risky assets and spread products and concentrate on U.S. Treasuries with respect to the fixed income investments of the Portfolio. On the equity side, we plan to focus on domestic companies with superior relative earnings growth potential.

     Thank you for your continued confidence.

     Respectfully,


     Michael L. Avery
     Daniel J. Vrabac
     Managers, Asset Strategy Portfolio

     Comparison of Change in Value of $10,000 Investment in
                       Target/United Asset Strategy Portfolio,
                                 The S&P 500 Index,
                The Salomon Brothers Broad Investment Grade Index and
      The Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit

                                                              Salomon
                                                 Salomon     Brothers
                            Target/             Brothers   Short-Term
                             United                Broad        Index
                              Asset       S&P Investment  for 1 month
                           Strategy       500      Grade Certificates
                          Portfolio     Index      Index   of Deposit
                          --------- --------- ----------     --------
          05/01/95Purchase  $10,000   $10,000    $10,000      $10,000
          12/31/95           10,180    12,179     11,130       10,401
          12/31/96           13,265    14,975     11,533       10,976
          12/31/97           12,307    19,961     12,644       11,599
          12/31/98           13,531    25,689     13,746       12,257



      ====Target/United Asset Strategy Portfolio* -- $13,531
      ++++   S&P 500 Index**  -- $25,689
      ....Salomon Brothers Broad Investment Grade Index**  --  $13,746
      *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit** -- $12,257

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1995.

              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/98         9.95%
     3+ Years Ended
        12/31/98++       8.59%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++5-1-95 (the initial offering date) through 12-31-98.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

     THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS
     Business Services - 0.78%
      Cerner Corporation*  ....................     4,100     $  109,931

     Chemicals and Allied Products - 5.05%
      Bristol-Myers Squibb Company  ...........     1,400        187,338
      Merck & Co., Inc.  ......................     1,000        147,687
      Pfizer Inc.  ............................       900        112,894
      Warner-Lambert Company  .................     3,500        263,156
        Total .................................                  711,075

     Communication - 5.17%
      Bell Atlantic Corporation  ..............     3,300        174,900
      Cox Communications, Inc., Class A*  .....     2,400        165,900
      Intermedia Communications of
        Florida, Inc.* ........................     7,900        136,769
      SBC Communications Inc.  ................     3,550        190,369
      TCA Cable TV, Inc.  .....................     1,700         60,615
        Total .................................                  728,553

     Eating and Drinking Places - 1.18%
      Wendy's International, Inc.  ............     7,600        165,775

     Electric, Gas and Sanitary Services - 6.28%
      Allied Waste Industries, Inc. New*  .....     9,800        231,525
      Consolidated Edison, Inc.  ..............     2,600        137,475
      DQE, Inc.  ..............................     3,600        158,175
      Montana Power Company (The)  ............     3,600        203,625
      Texas Utilities Company  ................     3,300        154,069
        Total .................................                  884,869

     Electronic and Other Electric Equipment - 3.66%
      Analog Devices, Inc.*  ..................     4,800        150,600
      Gemstar International Group Limited*  ...     1,100         62,940
      Intel Corporation  ......................     1,400        165,944
      Micron Technology, Inc.*  ...............     2,700        136,519
        Total .................................                  516,003

     Fabricated Metal Products - 0.50%
      Newell Co.  .............................     1,700         70,125

     Health Services - 0.58%
      Tenet Healthcare Corporation*  ..........     3,100         81,375


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     DECEMBER 31, 1998

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Industrial Machinery and Equipment - 1.39%
      Baker Hughes Incorporated  ..............     3,900    $    68,981
      Cooper Cameron Corporation*  ............     2,600         63,700
      Smith International, Inc.*  .............     2,500         62,969
        Total .................................                  195,650

     Instruments and Related Products - 2.44%
      Baxter International Inc.  ..............     2,100        135,056
      Guidant Corporation  ....................       600         66,150
      Medtronic, Inc.  ........................       800         59,400
      Uniphase Corporation*  ..................     1,200         83,325
        Total .................................                  343,931

     Insurance Carriers - 0.92%
      Chubb Corporation (The)  ................     2,000        129,750

     Metal Mining - 1.44%
      Barrick Gold Corporation  ...............     3,550         69,225
      Battle Mountain Gold Company  ...........    12,300         50,737
      Homestake Mining Company  ...............     5,325         48,923
      Kinross Gold Corporation (A)* ...........    15,000         34,597
        Total .................................                  203,482

     Motion Pictures - 1.45%
      Time Warner Incorporated  ...............     3,300        204,806

     Oil and Gas Extraction - 2.59%
      Burlington Resources Incorporated  ......     4,300        153,994
      Noble Affiliates, Inc.  .................     6,100        150,212
      Schlumberger Limited  ...................     1,300         59,963
        Total .................................                  364,169

     Paper and Allied Products - 0.61%
      IVEX Packaging Corporation*  ............     3,700         86,025

     Real Estate - 0.69%
      ElderTrust  .............................     8,500         97,750

     Television Broadcasting Stations - 1.01%
      Clear Channel Communications, Inc.*  ....     2,600        141,700

     Transportation Equipment - 1.09%
      Newport News Shipbuilding Inc.  .........     4,600        153,813

     Wholesale Trade - Durable Goods - 1.01%
      Johnson & Johnson  ......................     1,700        142,588

     TOTAL COMMON STOCKS - 37.84%                            $ 5,331,370
      (Cost: $4,930,233)

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     DECEMBER 31, 1998


                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES
      Federal Home Loan Banks:
        6.2%, 2-27-2004 .......................    $  200    $   200,014
        6.225%, 2-27-2004 .....................       200        199,438
        6.02%, 3-30-2006 ......................       200        198,250
      Federal Home Loan Mortgage Corporation,
        6.5%, 2-15-2023 .......................     1,873        242,698
      United States Treasury:
        5.625%, 12-31-2002 ....................     3,350      3,461,488
        5.875%, 11-15-2005 ....................       400        426,688
        6.125%, 8-15-2007 .....................     2,450      2,675,866
        5.25%, 11-15-2028 .....................       200        204,750

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 54.00%      $ 7,609,192
      (Cost: $7,596,352)

     SHORT-TERM SECURITIES
     Commercial Paper
      Fabricated Metal Products - 3.73%
      Danaher Corporation,
        5.6288%, Master Note ..................       525        525,000

      Food and Kindred Products - 0.96%
      General Mills, Inc.,
        5.4838%, Master Note ..................       135        135,000

      Textile Mill Products - 3.73%
      Sara Lee Corporation,
        5.4788%, Master Note ..................       526        526,000

     TOTAL SHORT-TERM SECURITIES - 8.42%                     $ 1,186,000
      (Cost: $1,186,000)

     TOTAL INVESTMENT SECURITIES - 100.26%                   $14,126,562
      (Cost: $13,712,585)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.26%)         (36,964)

     NET ASSETS - 100.00%                                    $14,089,598

                  See Notes to Schedules of Investments on page 79.

     MONEY MARKET PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report covers the operation of the Money Market Portfolio for the fiscal year ended December 31, 1998. The following discussion and tables provide you with information regarding the Portfolio's performance during that period.

     The short-term market was relatively stable in the early part of the year. However, problems in world financial markets ultimately caused the Federal Reserve to lower the Federal Funds rate by a total of three-quarters of a percent in three different cuts. This left the Federal Funds rate at 4.75% at year-end.

     Although management of the Portfolio changed during the year with the retirement of the former manager, management style has not changed. The term of securities purchased for the Portfolio was extended to lock in higher yields in anticipation of the Federal Reserve interest rate cuts. Securities continued to be purchased to keep a longer average maturity in the Portfolio with the possibility of further rate cuts. We have continued to hold variable rate securities that have the ability to reset at favorable rates of interest.

     We expect short-term rates to be stable to lower in the next fiscal year. The Federal Reserve may be on hold for now, while it monitors the effects of its decreases in the Federal Funds rate this past year. However, the potential still exists that short-term rates could move lower as the year progresses. We will continue to seek out new issuers and new structures to maximize yield while striving to maintain a low risk profile. We will continue to include the purchase of securities such as floating rate notes and callable notes, which have added to our performance in the past. As opportunities arise and conditions warrant, we also plan to take advantage of any yield differentials and lock in yield by extending maturities.

     Thank you very much for your continued support and confidence.

     Respectfully,

     Mira Stevovich
     Manager, Money Market Portfolio

     THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value
     BANK OBLIGATIONS
     Certificates of Deposit - 3.70%
      Yankee
      Societe Generale - New York,
        5.55%, 2-9-99 .........................    $1,000  $   999,654
      Svenska Handelsbanken,
        5.79%, 5-7-99 .........................     1,000      999,059
        Total .................................              1,998,713

     Commercial Paper - 2.77%
      ANZ (DE) Inc.,
        6.1%, 1-4-99 ..........................     1,500    1,499,237

     Notes - 5.08%
      Abbey National Treasury Services PLC,
        5.64%, 7-15-99 ........................     1,000      998,887
      Shawmut National Corporation,
        (Fleet Financial Group Inc.),
        8.625%, 12-15-99 ......................     1,690    1,744,804
        Total .................................              2,743,691

     TOTAL BANK OBLIGATIONS - 11.55%                       $ 6,241,641
      (Cost: $6,241,641)

     CORPORATE OBLIGATIONS
     Commercial Paper
      Chemicals and Allied Products - 5.89%
      du Pont (E.I.) de Nemours and Company,
        5.13%, 1-12-99 ........................     1,000      998,433
      Monsanto Company,
        5.09%, 3-5-99 .........................     2,200    2,180,404
        Total .................................              3,178,837

      Electric, Gas and Sanitary Services - 16.51%
      Allegheny Energy Inc.,
        5.17%, 3-4-99 .........................     2,000    1,982,192
      Bay State Gas Co.,
        5.32%, 1-13-99 ........................     2,200    2,196,099
      Central Illinois Light Co.,
        5.22%, 1-12-99 ........................     1,650    1,647,368
      PacifiCorp.,
        5.07%, 1-19-99 ........................       800      797,972
      Questar Corp.:
        5.37%, 1-6-99 .........................     1,100    1,099,180
        5.2%, 1-12-99 .........................     1,200    1,198,093
        Total .................................              8,920,904


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value
     CORPORATE OBLIGATIONS (Continued)
     Commercial Paper (Continued)
      Engineering and Management Services - 4.25%
      Halliburton Co.:
        5.2%, 1-13-99 .........................    $1,000  $   998,267
        5.4%, 1-15-99 .........................     1,300    1,297,270
        Total .................................              2,295,537

      Fabricated Metal Products - 2.73%
      Danaher Corporation,
        5.6288%, Master Note ..................     1,477    1,477,000

      Food and Kindred Products - 2.38%
      General Mills, Inc.,
        5.4838%, Master Note ..................       135      135,000
      McCormick & Co. Inc.,
        5.14%, 1-4-99 .........................     1,150    1,149,507
        Total .................................              1,284,507

      Insurance Carriers - 3.69%
      Transamerica Finance Corp.,
        5.47%, 1-26-99 ........................     2,000    1,992,403

      Nondepository Institutions - 12.17%
      Avco Financial Services, Inc.,
        5.2%, 1-12-99 .........................     1,000      998,411
      General Electric Capital Corporation,
        5.07%, 2-18-99 ........................     1,200    1,191,888
      General Motors Acceptance Corporation,
        5.35%, 1-4-99 .........................     2,200    2,199,019
      Island Finance Puerto Rico Inc.,
        5.1%, 2-16-99 .........................     2,200    2,185,663
        Total .................................              6,574,981

      Oil and Gas Extraction - 4.22%
      Atlantic Richfield Co.,
        5.03%, 3-3-99 .........................     2,300    2,280,397

      Paper and Allied Products - 3.97%
      Sonoco Products Co.,
        5.16%, 1-19-99 ........................     2,150    2,144,453

      Personal Services - 3.67%
      Block Financial Corp.,
        5.13%, 2-26-99 ........................     2,000    1,984,040

     Total Commercial Paper - 59.48%                        32,133,059

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value
     CORPORATE OBLIGATIONS (Continued)
     Commercial Paper (backed by irrevocable bank
      letter of credit) - 2.77%
      Oil and Gas Extraction
      Louis Dreyfus Corp. (ABN-AMRO Bank N.V.),
        5.8%, 1-15-99 .........................    $1,500  $ 1,496,617

     Notes
      Auto Repair, Services and Parking - 2.78%
      PHH Corporation,
        4.86%, 3-11-99 ........................     1,500    1,499,538

      Electric, Gas and Sanitary Services - 3.70%
      Baltimore Gas and Electric Company,
        5.1812%, 3-1-99 .......................     2,000    1,999,936

      Nondepository Institutions - 3.71%
      General Electric Capital Corporation,
        5.0934%, 3-8-99 .......................     1,000      999,788
      Deere (John) Capital Corp.,
        6.43%, 8-9-99 .........................     1,000    1,004,294
        Total .................................              2,004,082

     Total Notes - 10.19%                                    5,503,556

     TOTAL CORPORATE OBLIGATIONS - 72.44%                  $39,133,232
      (Cost: $39,133,232)

     MUNICIPAL OBLIGATIONS
     California - 4.63%
      California Pollution Control Financing Authority,
        Environmental Improvement Revenue Bonds
        (Shell Martinez Refining Company Project),
        Series 1996 (Taxable), (Shell Oil Company),
        5.28%, 2-5-99 .........................     2,000    2,000,000
      Oakland-Alameda County Coliseum Authority,
        Lease Revenue Bonds (Oakland Coliseum
        Arena Project), (Canadian Imperial Bank
        of Commerce),
        5.35%, 2-5-99 .........................       500      500,000
        Total .................................              2,500,000

     Indiana - 3.70%
      City of Whiting, Indiana, Industrial Sewage
        and Solid Waste Disposal Revenue Bonds, Taxable
        Series 1995 (Amoco Oil Company Project),
        5.23%, 3-8-99 .........................     2,000    2,000,000

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value
     MUNICIPAL OBLIGATIONS (Continued)
     New Jersey - 0.38%
      New Jersey Economic Development Authority,
        Federally Taxable Variable Rate Demand/
        Fixed Rate Revenue Bonds (The Morey
        Organization, Inc. Project), Series of 1997
        (First Union National Bank),
        6.05%, 1-6-99 .........................    $  205  $   205,000

     Pennsylvania - 3.13%
      Schuylkill County Industrial Development
        Authority, Commercial Development Revenue
        Bonds (Midway Supermarket, Inc. Project),
        Taxable Series of 1995 (First Union National Bank),
        6.05%, 1-6-99 .........................     1,490    1,490,000
      Montgomery County Industrial Development
        Authority, Taxable Fixed Rate/Variable
        Rate Demand Revenue Bonds (410 Horsham
        Associates Project), Series of 1995
        (First Union National Bank),
        6.05%, 1-6-99 .........................       200      200,000
        Total .................................              1,690,000

     Texas - 1.84%
      Metrocrest Hospital Authority, Series 1989A
        (The Bank of New York),
        5.2843%, 2-2-99........................     1,000      995,303

     TOTAL MUNICIPAL OBLIGATIONS - 13.68%                 $  7,390,303
      (Cost: $7,390,303)

     UNITED STATES GOVERNMENT SECURITY - 2.59%
      Federal Farm Credit Bank,
        5.24%, 9-29-99 ........................    $1,400  $ 1,400,000
      (Cost: $1,400,000)

     TOTAL INVESTMENT SECURITIES - 100.26%                 $54,165,176
      (Cost: $54,165,176)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.26%)      (142,430)

     NET ASSETS - 100.00%                                  $54,022,746

                  See Notes to Schedules of Investments on page 79.

     LIMITED-TERM BOND PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Limited-Term Bond Portfolio for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     Interest rates fell sharply last year as global deflationary pressures intensified. The economies of Asia were weaker than most expected and the impact on the global economy more severe. Russia's meltdown, a slide in commodity prices and the collapse of a large hedge fund indicated that the shock waves from Asia continued to spread around the world. Investor response to these developments was to seek out a safe haven in the storm. With U.S. Treasury securities considered the safest and most secure of all investments, a "flight to quality" into Treasuries began in August of last year. A drop of .75% in short-term interest rates by the Federal Reserve eventually stabilized the market. As investors sold riskier securities to purchase Treasuries, the yield differential between Treasuries and other fixed income investments widened substantially. Corporate bonds traded at levels normally seen during recessions, while mortgage-backed security spreads also widened. Although yield spreads narrowed somewhat late in the year, they remained significantly wider than they were at the beginning of the year.

     The Portfolio was overweighted in both corporate and mortgage-backed securities last year in order to pick up additional yield. This proved to be a drag on overall performance, as both of these sectors underperformed Treasuries. However, the high quality level of the corporate bonds held by the Portfolio aided performance, as lower quality bonds were by far the worst performing sector of the fixed income market last year. Our management style stresses the spread sectors of the market, including corporate bonds, government agencies and mortgage-backed securities. We attempt to evaluate relative value opportunities within each sector and invest accordingly.

     The strategies and techniques we applied resulted in the Portfolio's performance remaining modestly below the Salomon Brothers Treasury/Government-Sponsored/Corporate 1-5 Year Index charted on the following page. That index reflects the performance of securities that generally represent the short-maturity sector of the bond market.

     We anticipate that the economy will slow this year as weakness in the global economy spreads to the U.S. Short-term interest rates should continue moving lower as the Fed eases in response to slowing growth.
     Lower rates combined with a still buoyant consumer should keep the U.S. economy from sinking into recession. Based on our outlook for a slow, but growing, economy, we will seek to take advantage of recession-level yield spreads in the corporate sector. In addition, we will continue to look for relative value opportunities in the mortgage area. Duration will be lengthened somewhat in an attempt to provide additional total returns in the anticipated falling rate environment.

     Thank you very much for your continued support and confidence.

     Respectfully,

     W. Patrick Sterner
     Manager, Limited-Term Bond Portfolio

               Comparison of Change in Value of $10,000 Investment in
                  Target/United Limited-Term Bond Portfolio and The
      Salomon Brothers Treasury/Government Sponsored/Corporate 1 - 5 Year Index

                                                Salomon
                                               Brothers
                                              Treasury/
                           Target/United     Government
                            Limited-Term     Sponsored/
                                    Bond      Corporate
                               Portfolio 1-5 Year Index
                               ---------    -----------
          05/03/94  Purchase     $10,000        $10,000
          12/31/94                10,026         10,105
          12/31/95                11,458         11,404
          12/31/96                11,892         11,938
          12/31/97                12,707         12,791
          12/31/98                13,554         13,769


     +++++ Target/United Limited-Term Bond Portfolio* -- $13,554
     ..... Salomon Brothers Treasury/Government Sponsored/Corporate 1 - 5 Year
     Index** -- $13,769

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions..
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Salomon Brothers Treasury/Government Sponsored/Corporate 1 - 5 Year Index are not available, investment in the index was effected as of April 30, 1994.


              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/98         6.66%
     4+ Years Ended
        12/31/98++       6.73%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++5-3-94 (the initial offering date) through 12-31-98.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

     THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES
     Auto Repair, Services and Parking - 2.30%
      Hertz Corporation (The),
        7.375%, 6-15-2001 .....................      $100   $  103,794

     Chemicals and Allied Products - 4.52%
      American Home Products Corporation,
        7.7%, 2-15-2000 .......................       100      102,800
      Praxair, Inc.,
        6.7%, 4-15-2001 .......................       100      101,514
        Total .................................                204,314

     Communication - 2.37%
      GTE Corporation,
        9.375%, 12-1-2000 .....................       100      107,257

     Depository Institutions - 4.76%
      BankAmerica Corporation,
        9.7%, 8-1-2000 ........................       100      106,327
      Wells Fargo & Company,
        8.375%, 5-15-2002 .....................       100      108,631
        Total .................................                214,958

     Electric, Gas and Sanitary Services - 7.33%
      UtiliCorp United,
        6.875%, 10-1-2004 .....................       100      104,037
      WMX Technologies, Inc.,
        8.25%, 11-15-99 .......................       100      102,068
      Western Resources, Inc.,
        7.25%, 8-15-2002 ......................       120      125,214
        Total .................................                331,319

     Electronic and Other Electric Equipment - 2.35%
      Black & Decker Corp.,
        7.5%, 4-1-2003 ........................       100      105,972

     Furniture and Fixtures - 2.23%
      Masco Corporation,
        6.625%, 9-15-99 .......................       100      100,803

     Instruments and Related Products - 5.72%
      Baxter International Inc.,
        7.625%, 11-15-2002 ....................       100      106,811
      Raytheon Company,
        6.3%, 8-15-2000 .......................       150      151,853
        Total .................................                258,664

     Insurance Carriers - 3.38%
      American General Finance Corporation,
        6.2%, 3-15-2003 .......................       150      152,812
                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     DECEMBER 31, 1998
                                                Principal
                                                Amount in
                                                Thousands        Value
     CORPORATE DEBT SECURITIES (Continued)
     Nondepository Institutions - 9.96%
      Associates Corporation of North America,
        8.25%, 12-1-99 ........................      $100   $  102,527
      Avco Financial Services, Inc.,
        7.375%, 8-15-2001 .....................       140      146,437
      Ford Motor Credit Company,
        5.75%, 1-25-2001 ......................       100      100,866
      General Motors Acceptance Corporation,
        7.75%, 1-15-99 ........................       100      100,069
        Total .................................                449,899

     Oil and Gas Extraction - 2.63%
      USX Corporation,
        9.8%, 7-1-2001 ........................       110      118,851

     Petroleum and Coal Products - 2.20%
      Chevron Corporation Profit Sharing/Savings
        Plan Trust Fund,
        8.11%, 12-1-2004 ......................        92       99,630

     Railroad Transportation - 2.33%
      Union Pacific Corporation,
        7.875%, 2-15-2002 .....................       100      105,481

     Security and Commodity Brokers - 2.28%
      Salomon Inc.,
        7.75%, 5-15-2000 ......................       100      102,927

     Textile Mill Products - 2.22%
      Fruit of the Loom, Inc.,
        7.875%, 10-15-99 ......................       100      100,228

     Wholesale Trade -- Durable Goods - 2.36%
      Westinghouse Electric Corporation,
        8.875%, 6-1-2001 ......................       100      106,497

     TOTAL CORPORATE DEBT SECURITIES - 58.94%               $2,663,406
      (Cost: $2,618,466)

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES
      Federal Home Loan Mortgage Corporation:
        5.33%, 10-8-2002 ......................      $150   $  148,641
        7.0%, 5-15-2005 .......................        86       86,534
        6.05%, 9-15-2020 ......................       151      151,366
      Federal National Mortgage Association:
        6.0%, 11-1-2000 .......................        43       42,983
        6.4%, 12-27-2004 ......................       155      157,350
        7.95%, 3-7-2005 .......................       100      103,156
        6.21%, 8-15-2005 ......................       100      100,344
        7.5%, 11-15-2006 ......................       100      101,812
        6.5%, 12-1-2010 .......................        76       76,773
        6.0%, 1-1-2011 ........................        65       65,115
        6.5%, 2-1-2011 ........................        75       75,640
        7.0%, 5-1-2011 ........................        59       60,013
        7.0%, 7-1-2011 ........................        69       70,727
        7.0%, 9-1-2012 ........................        79       81,067
        6.0%, 10-1-2013 .......................        98       98,050
        11.0%, 10-1-2020 ......................        19       21,328
        7.0%, 4-1-2026 ........................        75       77,033
      Government National Mortgage Association,
        7.0%, 9-15-2008 .......................        50       51,533

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 34.73%     $1,569,465
      (Cost: $1,553,515)

     TOTAL SHORT-TERM SECURITIES - 4.76%                    $  215,000
      (Cost: $215,000)

     TOTAL INVESTMENT SECURITIES - 98.43%                   $4,447,871
      (Cost: $4,386,981)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.57%          71,072

     NET ASSETS - 100.00%                                   $4,518,943


                  See Notes to Schedules of Investments on page 79.

     BOND PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Bond Portfolio for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     1998 was characterized by tremendous volatility in the bond market, not only in bond yields, but also in spreads (the yield difference between a debt instrument and benchmark Treasuries) and in various measures of liquidity (the ability to trade bonds). Interest rates declined, but generally just enough to offset the widening in spreads between Treasury bonds and other bonds. Perhaps the major factor contributing to this volatility was the international financial meltdown, with Russia defaulting on its debt obligations and the near-collapse of the Far East's financial system. Despite Main Street's growing economic optimism, some major Western banks needed help from central bankers and the near-failure of some large hedge funds nearly precipitated a credit crisis on Wall Street. The difference in mood between the financial markets and the American consumer was wide throughout the year.

     We positioned the Portfolio to be more sensitive to declining interest rates in an effort to offset the decline in value of the Portfolio's non-U.S. government debt holdings. Over the course of the year, we extended the duration of the Portfolio's holdings as we pared exposure to non-U.S. government debt. We also reduced the Portfolio's exposure to non-investment grade debt. We maintained our exposure to putable bonds (bonds that give the owner the right to sell them back to the issuing corporation at a stated time prior to maturity). Although, like most corporate debt, the putables suffered a cheapening vis-a-vis Treasury bonds, their embedded put option effectively extended their duration in a falling interest rate market and were thus able to compensate for any spread widening.

     The strategies and techniques we applied resulted in the Portfolio's performance remaining fairly consistent with the Salomon Brothers Broad Investment Grade Index charted on the following page. That index reflects the performance of securities that generally represent the bond market. The Portfolio underperformed the Salomon Brothers Index due to a heavy weighting in corporate bonds and mortgage-backed securities.

     We expect the volatility of this past year to continue, but with one additional variable: the Euro currency. The introduction of a unified currency ought to improve the various European economies. It will, however, draw some of the world's financial capital out of the U.S. and Japan and into Europe. It remains to be seen whether growing European economies, which should increase demand for U.S. exports, will overcome the deleterious effect of a flight of capital from the U.S. markets. We expect a further slight decline in U.S. interest rates due to anticipated continued low inflation and a slight slowing in the domestic economy.
     Since we feel the U.S. economy will probably avoid a recession, we will maintain our current exposure to corporate bonds. However, unless the existing international issues clear up quickly, we doubt if we will be tempted by the high yields in the emerging markets of Asia and Latin America.

     Thank you very much for your continued support and confidence.

     Respectfully,
     James C. Cusser
     Manager, Bond Portfolio

               Comparison of Change in Value of $10,000 Investment in
                          Target/United Bond Portfolio and
                  The Salomon Brothers Broad Investment Grade Index

                                                Salomon
                                               Brothers
                           Target/United          Broad
                                    Bond     Investment
                               Portfolio    Grade Index
                              ----------    -----------
          12/31/88  Purchase     $10,000        $10,000
          12/31/89                11,206         11,445
          12/31/90                11,995         12,485
          12/31/91                13,937         14,478
          12/31/92                15,006         15,578
          12/31/93                16,860         17,118
          12/31/94                15,865         16,631
          12/31/95                19,126         19,717
          12/31/96                19,782         20,430
          12/31/97                21,715         22,395
          12/31/98                23,311         24,347

     +++++ Target/United Bond Portfolio* -- $23,311
     ..... The Salomon Brothers Broad Investment Grade Index -- $24,347

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/98         7.35%
     5 Years Ended
        12/31/98         6.81%
     10 Years Ended
        12/31/98         8.83%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1998
                                                Principal
                                                Amount in
                                                Thousands        Value
     CORPORATE DEBT SECURITIES
     Chemicals and Allied Products - 3.79%
      Dow Capital BV,
        9.0%, 5-15-2010 .......................    $  500 $    617,530
      Dow Chemical Company (The),
        8.55%, 10-15-2009 .....................     1,000    1,195,820
      Procter & Gamble Company (The),
        8.0%, 9-1-2024 ........................     2,000    2,513,720
        Total .................................              4,327,070

     Communication - 3.49%
      Bell Telephone Company of Pennsylvania (The),
        8.35%, 12-15-2030 .....................     1,000    1,301,850
      BellSouth Telecommunications, Inc.,
        5.85%, 11-15-2045 .....................     1,000    1,014,850
      Jones Intercable, Inc.,
        9.625%, 3-15-2002 .....................       500      538,750
      Tele-Communications, Inc.,
        6.58%, 2-15-2005 ......................     1,000    1,135,930
        Total .................................              3,991,380

     Depository Institutions - 10.46%
      AmSouth Bancorporation,
        6.75%, 11-1-2025 ......................     1,500    1,570,005
      Chevy Chase Savings Bank, F.S.B.,
        9.25%, 12-1-2005 ......................       500      500,000
      Citicorp,
        9.5%, 2-1-2002 ........................       500      554,905
      First Union Corporation:
        6.824%, 8-1-2026 ......................     1,132    1,253,984
        6.55%, 10-15-2035 .....................       525      553,030
      Kansallis-Osake-Pankki,
        10.0%, 5-1-2002 .......................     1,000    1,124,200
      NBD Bank, National Association,
        8.25%, 11-1-2024 ......................     1,000    1,225,900
      NationsBank Corporation,
        8.57%, 11-15-2024 .....................     1,000    1,245,290
      Riggs National Corporation,
        8.5%, 2-1-2006 ........................     1,500    1,561,260
      SouthTrust Bank of Alabama, N.A.:
        5.58%, 2-6-2006 .......................     1,000      994,210
        7.69%, 5-15-2025 ......................       500      589,325
      Wachovia Corporation,
        6.605%, 10-1-2025 .....................       750      782,055
        Total .................................             11,954,164

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Electric, Gas and Sanitary Services - 9.32%
      Cajun Electric Power Cooperative, Inc.,
        8.92%, 3-15-2019 ......................    $1,500 $  1,590,660
      California Infrastructure and Economic
        Development Bank, Special Purpose
        Trust:
        PG&E-1,
        6.42%, 9-25-2008 ......................     1,000    1,030,420
        SCE-1,
        6.38%, 9-25-2008 ......................     1,000    1,037,700
      Cleveland Electric Illuminating Co. (The),
        9.5%, 5-15-2005 .......................       678      740,383
      El Paso Electric Company,
        7.25%, 2-1-99 .........................       500      500,405
      Entergy Arkansas, Inc.,
        7.5%, 8-1-2007 ........................       750      778,320
      Kansas Gas and Electric Company,
        7.6%, 12-15-2003 ......................     1,000    1,074,860
      Niagara Mohawk Power Corporation:
        9.5%, 6-1-2000 ........................       500      524,455
        7.375%, 7-1-2003 ......................       500      513,215
      Pacific Gas & Electric Co.,
        6.875%, 12-1-99 .......................       500      500,605
      Pennsylvania Power & Light Co.,
        9.25%, 10-1-2019 ......................       656      701,585
      Southern Company Capital Trust I,
        8.19%, 2-1-2037 .......................     1,500    1,658,655
        Total .................................             10,651,263

     Fabricated Metal Products - 0.42%
      Mark IV Industries, Inc.,
        7.5%, 9-1-2007 ........................       500      476,250

     Food and Kindred Products - 2.80%
      Anheuser-Busch Companies, Inc.,
        7.0%, 9-1-2005 ........................       500      528,225
      Coca-Cola Enterprises Inc.,
        0.0%, 6-20-2020 .......................    10,000    2,675,700
        Total .................................              3,203,925

     Food Stores - 0.48%
      Kroger Co. (The),
        7.65%, 4-15-2007 ......................       500      548,015

     General Merchandise Stores - 0.23%
      Fred Meyer, Inc.,
        7.15%, 3-1-2003 .......................       250      260,095

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Health Services - 0.90%
      Tenet Healthcare Corporation:
        7.875%, 1-15-2003 .....................    $  500  $   510,000
        8.625%, 12-1-2003 .....................       500      523,750
        Total .................................              1,033,750

     Holding and Other Investment Offices - 0.43%
      Bay Apartment Communities, Inc.,
        6.5%, 1-15-2005 .......................       500      486,040

     Instruments and Related Products - 0.67%
      Raytheon Company,
        6.45%, 8-15-2002 ......................       750      769,215

     Insurance Carriers - 0.46%
      Reliance Group Holdings, Inc.,
        9.0%, 11-15-2000 ......................       500      520,775

     Nondepository Institutions - 6.69%
      Asset Securitization Corporation,
        7.49%, 4-14-2029 ......................     1,244    1,342,301
      CHYPS CBO 1997-1 Ltd.,
        6.72%, 1-15-2010 (C) ..................     1,500    1,507,035
      Chrysler Financial Corporation,
        12.75%, 11-1-99 .......................     1,000    1,060,640
      General Motors Acceptance Corporation,
        8.875%, 6-1-2010 ......................       500      625,780
      IMC Home Equity Loan Trust,
        6.9%, 1-20-2022 .......................     1,000    1,008,120
      National Rural Utilities Cooperative
        Finance Corp.,
        6.1%, 12-22-2000 ......................       500      507,450
      Residential Asset Securities Corporation,
        Mortgage Pass-Through Certificates,
        8.0%, 10-25-2024 ......................     1,000    1,019,220
      Westinghouse Electric Corporation,
        8.875%, 6-14-2014 .....................       500      580,220
        Total .................................              7,650,766

     Oil and Gas Extraction - 2.58%
      Anadarko Petroleum Corporation,
        7.25%, 3-15-2025 ......................     1,000    1,036,790
      Mitchell Energy & Development Corp.,
        9.25%, 1-15-2002 ......................        27       28,738

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value
     CORPORATE DEBT SECURITIES (Continued)
     Oil and Gas Extraction (Continued)
      Oryx Energy Company,
        10.0%, 4-1-2001 .......................   $   400  $   430,768
      Pemex Finance Ltd.,
        5.72%, 11-15-2003 (C) .................       500      499,325
      YPF Sociedad Anoima,
        8.0%, 2-15-2004 .......................     1,000      950,000
        Total .................................              2,945,621

     Paper and Allied Products - 1.37%
      Boise Cascade Office Products Corporation,
        9.875%, 2-15-2001 .....................       500      501,880
      Canadian Pacific Forest Products Ltd.,
        9.25%, 6-15-2002 ......................     1,000    1,064,360
        Total .................................              1,566,240

     Printing and Publishing - 1.31%
      News America Holdings Incorporated,
        7.45%, 6-1-2000 .......................       500      511,445
      Quebecor Printing Capital Corporation,
        6.5%, 8-1-2027 ........................     1,000      982,460
        Total .................................              1,493,905

     Railroad Transportation - 0.54%
      CSX Corporation,
        6.95%, 5-1-2027 .......................       575      612,737

     Security and Commodity Brokers - 0.87%
      Salomon Inc.,
        3.65%, 2-14-2002 ......................     1,000      999,660

     Stone, Clay and Glass Products - 1.12%
      Owens-Illinois, Inc.,
        7.15%, 5-15-2005 ......................       750      751,658
      USG Corporation,
        9.25%, 9-15-2001 ......................       500      533,925
        Total .................................              1,285,583

     Transportation Equipment - 0.46%
      Coltec Industries Inc.,
        7.5%, 4-15-2008 .......................       500      529,375

     United States Postal Service - 0.22%
      Postal Square Limited Partnership,
        6.5%, 6-15-2022 .......................       245      252,002

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Wholesale Trade -- Durable Goods - 1.66%
      Motorola, Inc.,
        8.4%, 8-15-2031 .......................  $  1,500 $  1,903,035

     TOTAL CORPORATE DEBT SECURITIES - 50.27%             $ 57,460,866
      (Cost: $54,500,916)

     OTHER GOVERNMENT SECURITIES
     Canada - 4.54%
      Hydro-Quebec:
        8.05%, 7-7-2024 .......................     1,000    1,200,050
        7.4%, 3-28-2025 .......................     1,000    1,242,040
      Province de Quebec:
        5.67%, 2-27-2026 ......................     1,500    1,642,035
        6.29%, 3-6-2026 .......................     1,000    1,107,010
        Total .................................              5,191,135

     Supranational - 1.08%
      Inter-American Development Bank,
        8.4%, 9-1-2009 ........................     1,000    1,231,370

     TOTAL OTHER GOVERNMENT SECURITIES - 5.62%            $  6,422,505
      (Cost: $5,650,009)

     UNITED STATES GOVERNMENT SECURITIES
      Federal Home Loan Mortgage Corporation:
        5.89%, 7-17-2003 ......................     1,000    1,013,440
        7.5%, 2-15-2007 .......................     1,787    1,813,175
        7.5%, 11-15-2017 ......................        60       60,090
        6.5%, 9-25-2018 .......................       500      517,185
        7.5%, 4-15-2019 .......................     1,606    1,628,712
        7.95%, 12-15-2020 .....................     1,532    1,543,563
        6.25%, 1-15-2021 ......................     4,000    4,035,000
      Federal National Mortgage Association:
        5.98%, 6-18-2003 ......................     1,000    1,015,470
        5.875%, 7-16-2003 .....................     2,250    2,279,520
        0.0%, 2-12-2018 .......................     2,500      808,000
        0.0%, 10-9-2019 .......................     6,750    2,014,470
        7.0%, 9-25-2020 .......................       500      508,590
        6.5%, 8-25-2021 .......................       500      503,045

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES (Continued)
      Government National Mortgage Association:
        7.5%, 7-15-2023 .......................    $1,216 $  1,255,171
        7.5%, 12-15-2023 ......................     1,648    1,700,249
        8.0%, 9-15-2025 .......................     1,190    1,246,648
        7.0%, 7-20-2027 .......................       570      580,732
        7.0%, 8-20-2027 .......................     1,159    1,179,847
        7.75%, 10-15-2031 .....................       317      330,399
      United States Treasury:
        5.75%, 10-31-2000 .....................     6,000    6,114,360
        5.25%, 1-31-2001 ......................     1,000    1,012,340
        6.5%, 8-15-2005 .......................     1,500    1,648,590
        6.5%, 10-15-2006 ......................     7,000    7,764,540
        0.0%, 2-15-2019 .......................     1,750      573,388
      Miscellaneous United States Government Backed
        Securities:
        Tennessee Valley Authority,
         5.88%, 4-1-2036  .....................       750      795,855
        United States Department of Veterans Affairs,
         Guaranteed Remic Pass-Through Certificates,
         Vendee Mortgage Trust:
         1997-2 Class C,
         7.5%, 8-15-2017  .....................     2,000    2,037,500
         1998-1 Class 2B,
         7.0%, 5-15-2005  .....................       250      256,015

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 38.70%   $ 44,235,894
      (Cost: $43,650,442)

     TOTAL SHORT-TERM SECURITIES - 3.97%                  $  4,531,000
      (Cost: $4,531,000)

     TOTAL INVESTMENT SECURITIES - 98.56%                 $112,650,265
      (Cost: $108,332,367)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.44%       1,645,786

     NET ASSETS - 100.00%                                 $114,296,051

                  See Notes to Schedules of Investments on page 79.

     HIGH INCOME PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1998
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the High Income Portfolio for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     During the year, market conditions were chaotic. The year started out strong, but by mid-year Russia was deep in financial crisis, Japan was dealing with its banking crisis, and the market was worried about Brazil and the rest of Latin America. The U.S. stock markets had a major correction, Treasury rates declined, and the Federal Reserve lowered interest rates. In the high yield market, the first six months of the year were up, August and September were down, and the year ended on a positive note in November and December.

     The Portfolio followed three major themes that affected its performance.
     We had minimal exposure to the emerging markets, the quality of our investments remained high, and we maintained limited exposure to companies whose products are considered commodities (i.e., paper, oil, gas, chemicals). We stayed away from these types of companies because of the danger that they would be plagued by oversupply due to anticipated lower demand from Asia. As the events unfolded during the year, buyers moved to add more BB credits, which comprised roughly 13% of the Fund, and moved away from the commodities. We were cautious going into the year and raised cash due to the Asian crisis, but by year-end we had reduced that position back to the 5% level. The concern was that the slowdown in growth in the emerging markets could cause a recession in the U.S., which kept our investment philosophy more conservative. By lowering interest rates, the Federal Reserve was able to keep the economy growing at a moderate pace and help the market to rebound from its lows.

     The strategies and techniques we applied resulted in the Portfolio underperforming the Salomon Brothers High Yield Composite Index, charted on the following page. The Salomon Brothers Index reflects the performance of securities that generally represent the high-yield bond market.

     We remain cautious as we enter the new year. Buyers are still seeking quality. Interest rates are higher for issuers and not as much capital is available. There is still concern about Japan and Brazil and their currencies. The main concern for the year will be the growth rate of the U.S. economy. The Fed has done an admirable job lowering rates to support U.S. growth, but this is a global economy. We are still seeing new effects from lack of growth in Asia and there is now the potential for slower growth in Europe, both of which could lead to lower growth in the U.S. We anticipate maintaining our quality stance on new investments and avoiding sectors we believe could be more affected by lower GDP growth in the U.S. Cash positions will be adjusted during the year if the need arises.

     Thank you very much for your continued support and confidence.

     Respectfully,

     Louise D. Rieke
     Manager, High Income Portfolio

               Comparison of Change in Value of $10,000 Investment in
                       Target/United High Income Portfolio and
                   The Salomon Brothers High Yield Composite Index

                                                Salomon
                                               Brothers
                                                   High
                           Target/United          Yield
                             High Income      Composite
                               Portfolio          Index
                             -----------         ------
          12/31/88  Purchase     $10,000        $10,000
          12/31/89                 9,581         10,198
          12/31/90                 8,869          9,337
          12/31/91                11,901         13,372
          12/31/92                13,768         15,818
          12/31/93                16,234         18,718
          12/31/94                15,819         18,242
          12/31/95                18,696         22,333
          12/31/96                21,025         24,844
          12/31/97                23,977         28,389
          12/31/98                24,445         29,537

     +++++ Target/United High Income Portfolio* -- $24,445
     ..... The Salomon Brothers High Yield Composite Index --$29,537

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/98         1.95%
     5 Years Ended
        12/31/98         8.54%
     10 Years Ended
        12/31/98         9.35%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998                             Shares        Value
     COMMON STOCKS AND WARRANTS
     Communication - 0.88%
      Allegiance Telecom, Inc., Warrants (C)*       1,000   $    3,000
      Concentric Network Corporation,
        Warrants (C)* .........................       750      111,683
      Heartland Wireless Communications,
        Inc., Warrants (C)* ...................     3,000           30
      Infinity Broadcasting Corporation,
        Class A* ..............................    31,200      854,100
      Iridium LLC, Warrants (C)*  .............       500       62,500
      Microcell Telecommunications Inc.,
        Warrants (C)* .........................     5,000       62,500
      OnePoint Communications Corp.,
        Warrants (C)* .........................       900          900
      Pathnet, Inc., Warrants (C)*  ...........       500        5,000
      Primus Telecommunications Group,
        Incorporated, Warrants* ...............       500        6,250
        Total .................................              1,105,963

     Electronic and Other Electric Equipment - 0.01%
      Powertel, Inc., Warrants*  ..............     2,400        6,600

     Food and Kindred Products - 1.07%
      Keebler Foods Company*  .................    36,000    1,354,500

     Furniture and Fixtures - 0.24%
      Lear Corporation*  ......................     8,000      308,000

     Health Services - 0.01%
      LTC Healthcare, Inc.*  ..................     6,666       17,915

     Holding and Other Investment Offices - 0.42%
      LTC Properties, Inc.  ...................    31,666      526,447

     Instruments and Related Products - 0.94%
      Maxxim Medical, Inc.*  ..................    40,000    1,190,000

     Paper and Allied Products - 0.00%
      SF Holdings Group, Inc., Class C (C)*  ..     2,000        4,000

     TOTAL COMMON STOCKS AND WARRANTS - 3.57%             $  4,513,425
      (Cost: $3,518,726)

     PREFERRED STOCKS
     Communication - 0.46%
      IXC Communications, Inc., 12.5%  ........       580      585,800

     Depository Institutions - 0.25%
      California Federal Preferred Capital
        Corporation, 9.125% ...................    12,500      314,062

     Printing and Publishing - 0.41%
      PRIMEDIA Inc., 10.0%  ...................     5,000      518,750

     TOTAL PREFERRED STOCKS - 1.12%                       $  1,418,612
      (Cost: $1,400,563)
                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES
     Agricultural Production -- Crops - 0.85%
      Frank's Nursery & Crafts, Inc.,
        10.25%, 3-1-2008 ......................    $  750 $    735,000
      Hines Horticulture, Inc.,
        11.75%, 10-15-2005 ....................       325      344,500
        Total .................................              1,079,500

     Agricultural Production -- Livestock - 0.24%
      Pilgrim's Pride Corporation,
        10.875%, 8-1-2003 .....................       300      309,000

     Amusement and Recreation Services - 3.44%
      American Skiing Company,
        12.0%, 7-15-2006 ......................     1,000    1,042,500
      Premier Parks Inc.,
        0.0%, 4-1-2008 (D) ....................     2,500    1,700,000
      Showboat Marina Casino Partnership,
        13.5%, 3-15-2003 ......................       500      565,000
      Trump Hotels & Casino Resorts
        Holdings, L.P.,
        15.5%, 6-15-2005 ......................     1,000    1,040,000
        Total .................................              4,347,500

     Apparel and Accessory Stores - 0.39%
      Wilsons The Leather Experts Inc.,
        11.25%, 8-15-2004 .....................       500      495,000

     Apparel and Other Textile Products - 0.82%
      Consoltex Group Inc.,
        11.0%, 10-1-2003 ......................     1,000    1,031,250

     Auto Repair, Services and Parking - 0.55%
      Safelite Glass Corp.,
        9.875%, 12-15-2006 (C) ................       750      697,500

     Building Materials and Garden Supplies - 0.79%
      ISG Resources, Inc.,
        10.0%, 4-15-2008 ......................     1,000    1,000,000

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Business Services - 2.49%
      Adams Outdoor Advertising Limited Partnership,
        10.75%, 3-15-2006 .....................    $  750 $    810,000
      DecisionOne Holdings Corp., Units,
        0.0%, 8-1-2008 (D)(E) .................     1,750      367,500
      Federal Data Corporation,
        10.125%, 8-1-2005 .....................       500      495,000
      Lamar Advertising Company,
        9.625%, 12-1-2006 .....................     1,000    1,080,000
      Rental Service Corporation,
        9.0%, 5-15-2008 .......................       400      390,000
        Total .................................              3,142,500

     Chemicals and Allied Products - 1.69%
      Aqua-Chem, Inc.,
        11.25%, 7-1-2008 (C) ..................       750      712,500
      Dade International Inc.,
        11.125%, 5-1-2006 .....................       500      550,000
      Spinnaker Industries, Inc.,
        10.75%, 10-15-2006 ....................     1,000      870,000
        Total .................................              2,132,500

     Communication - 24.26%
      Adelphia Communications Corporation:
        10.25%, 7-15-2000 .....................       500      518,750
        9.25%, 10-1-2002 ......................       500      527,500
        10.5%, 7-15-2004 ......................       500      547,500
        9.875%, 3-1-2007 ......................       500      553,125
      Allegiance Telecom, Inc.,
        0.0%, 2-15-2008 (D) ...................     1,000      470,000
      American Radio Systems Corporation,
        9.0%, 2-1-2006 ........................       750      815,625
      CSC Holdings, Inc.,
        9.875%, 2-15-2013 .....................     1,450    1,616,750
      Chancellor Media Corporation of Los Angeles,
        8.0%, 11-1-2008 (C) ...................       750      766,875
      Comcast Corporation,
        9.5%, 1-15-2008 .......................       350      366,163
      Concentric Network Corporation,
        12.75%, 12-15-2007 ....................       750      757,500
      Crown Castle International Corp.,
        0.0%, 11-15-2007 (D) ..................       500      347,500
      Diamond Cable Communications Plc,
        0.0%, 12-15-2005 (D) ..................       500      411,250

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998
                                                Principal
                                                Amount in
                                                Thousands        Value
     CORPORATE DEBT SECURITIES (Continued)
     Communication (Continued)
      GST Telecommunications,
        0.0%, 11-15-2007 (D) ..................    $1,000   $  955,000
      Hyperion Telecommunications, Inc.,
        0.0%, 4-15-2003 (D) ...................     2,000    1,440,000
      ICG Services, Inc.,
        0.0%, 5-1-2008 (D) ....................       900      450,000
      ITC /\ DeltaCom, Inc.:
        8.875%, 3-1-2008 ......................       500      502,500
        9.75%, 11-15-2008 (C) .................       500      517,500
      IXC Communications, Inc.,
        9.0%, 4-15-2008 .......................       500      503,750
      Intermedia Communications, Inc.,
        8.5%, 1-15-2008 .......................       750      712,500
      Intermedia Communications of Florida, Inc.,
        0.0%, 5-15-2006 (D) ...................       750      585,000
      Iridium LLC and Iridium Capital Corporation:
        10.875%, 7-15-2005 ....................       650      549,250
        11.25%, 7-15-2005 .....................       500      427,500
        13.0%, 7-15-2005 ......................     1,000      915,000
      Marcus Cable Co.,
        0.0%, 12-15-2005 (D) ..................     1,000      955,000
      Marcus Cable Operating Company, L.P.,
        0.0%, 8-1-2004 (D) ....................     1,500    1,503,750
      Metromedia Fiber Network, Inc.,
        10.0%, 11-15-2008 (C) .................       500      512,500
      MetroNet Communications Corp.,
        0.0%, 6-15-2008 (D) ...................     1,000      600,000
      Microcell Telecommunications Inc.,
        0.0%, 6-1-2006 (D) ....................     1,750    1,321,250
      Nextel Communications, Inc.:
        0.0%, 8-15-2004 (D) ...................     1,500    1,455,000
        0.0%, 2-15-2008 (D) ...................     1,000      600,000
      NEXTLINK Communications, Inc.,
        9.625%, 10-1-2007 .....................       900      868,500
      OnePoint Communications Corp.,
        14.5%, 6-1-2008 (C) ...................       900      486,000
      Pathnet, Inc.,
        12.25%, 4-15-2008 .....................       500      350,000
      Primus Telecommunications Group, Incorporated,
        11.75%, 8-1-2004 ......................       500      525,000
      RSL Communications PLC,
        10.5%, 11-15-2008 (C) .................     2,000    1,945,000
      Salem Communications Corporation,
        9.5%, 10-1-2007 .......................       500      518,750
      Sprint Spectrum L.P.,
        0.0%, 8-15-2006 (D) ...................     1,000      910,000
      Time Warner Telecom LLC and
        Time Warner Telecom Inc.,
        9.75%, 7-15-2008 ......................       500      522,500
                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Communication (Continued)
      VersaTel Telecom International N.V., Units,
        13.25%, 5-15-2008 (C)(F) ..............    $  500  $   496,250
      WinStar Communications, Inc.:
        0.0%, 10-15-2005 (Convertible) (C)(D) .       500      700,000
        0.0%, 3-15-2008 (D) ...................     1,000      720,000
        10.0%, 3-15-2008 ......................       500      405,000
        Total .................................             30,651,038

     Eating and Drinking Places - 1.71%
      Domino's Pizza, Inc.,
        10.375%, 1-15-2009 (C) ................       400      398,000
      Foodmaker, Inc.,
        8.375%, 4-15-2008 .....................     1,000    1,006,250
      NE Restaurant Company, Inc.,
        10.75%, 7-15-2008 .....................       750      761,250
        Total .................................              2,165,500

     Electric, Gas and Sanitary Services - 1.61%
      Allied Waste North America, Inc.,
        7.875%, 1-1-2009 (C) ..................     2,000    2,032,500

     Electronic and Other Electric Equipment - 2.95%
      Communications Instruments, Inc.,
        10.0%, 9-15-2004 ......................       450      433,125
      Echostar Communications Corporation:
        0.0%, 3-15-2004 (D) ...................       500      498,750
        0.0%, 6-1-2004 (D) ....................     1,000    1,025,000
      Elgar Holdings, Inc.,
        9.875%, 2-1-2008 ......................       500      460,000
      Intercel, Inc.,
        0.0%, 2-1-2006 (D) ....................       750      566,250
      Telex Communications, Inc.,
        10.5%, 5-1-2007 .......................       500      449,375
      WESCO International, Inc.,
        0.0%, 6-1-2008 (D) ....................       500      300,000
        Total .................................              3,732,500

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Engineering and Management Services - 0.42%
      United International Holdings, Inc.,
        0.0%, 2-15-2008 (D) ...................    $1,000 $    530,000

     Fabricated Metal Products - 3.44%
      AXIA Incorporated,
        10.75%, 7-15-2008 .....................       750      761,250
      Neenah Corporation,
        11.125%, 5-1-2007 .....................     1,500    1,552,500
      Nortek, Inc.,
        9.875%, 3-1-2004 ......................       500      512,500
      Safety Components International, Inc.,
        10.125%, 7-15-2007 ....................     1,000    1,008,750
      U.S. Can Corporation,
        10.125%, 10-15-2006 ...................       500      515,000
        Total .................................              4,350,000

     Food and Kindred Products - 0.79%
      Eagle Family Foods, Inc.,
        8.75%, 1-15-2008 ......................       500      475,000
      Southern Foods Group, L.P. and
        SFG Capital Corporation,
        9.875%, 9-1-2007 ......................       500      520,625
        Total .................................                995,625

     Food Stores - 0.77%
      Big V Supermarkets, Inc.,
        11.0%, 2-15-2004 ......................       500      490,000
      Pueblo Xtra International, Inc.,
        9.5%, 8-1-2003 ........................       500      480,000
        Total .................................                970,000

     Health Services - 1.83%
      Multicare Companies, Inc. (The),
        9.0%, 8-1-2007 ........................       750      690,000
      Paragon Health Network, Inc.:
        0.0%, 11-1-2007 (D) ...................       750      363,750
        9.5%, 11-1-2007 .......................       900      733,500
      Tenet Healthcare Corporation,
        8.625%, 1-15-2007 .....................       500      522,500
        Total .................................              2,309,750

     Heavy Construction, Except Building - 1.28%
      Level 3 Communications, Inc.:
        9.125%, 5-1-2008 ......................       750      743,438
        0.0%, 12-1-2008 (C)(D) ................     1,500      877,500
        Total .................................              1,620,938

                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Hotels and Other Lodging Places - 4.63%
      CapStar Hotel Company,
        8.75%, 8-15-2007 ......................    $  500 $    490,000
      MGM Grand, Inc.,
        6.875%, 2-6-2008 ......................     1,000      916,210
      Prime Hospitality Corp.:
        9.25%, 1-15-2006 ......................     1,500    1,558,125
        9.75%, 4-1-2007 .......................       500      502,500
      Station Casinos, Inc.:
        10.125%, 3-15-2006 ....................       500      523,750
        8.875%, 12-1-2008 (C) .................     1,850    1,863,875
        Total .................................              5,854,460

     Industrial Machinery and Equipment - 3.65%
      Falcon Building Products, Inc.,
        0.0%, 6-15-2007 (D) ...................     2,000    1,150,000
      Morris Material Handling, Inc.,
        9.5%, 4-1-2008 ........................     1,000      730,000
      National Equipment Services, Inc.:
        10.0%, 11-30-2004 .....................       550      544,500
        10.0%, 11-30-2004 (C) .................       700      693,000
      Terex Corporation,
        8.875%, 4-1-2008 ......................     1,000    1,001,250
      Walbro Corporation,
        9.875%, 7-15-2005 .....................       500      495,000
        Total .................................              4,613,750

     Instruments and Related Products - 1.69%
      Cole National Group, Inc.,
        9.875%, 12-31-2006 ....................       500      517,500
      Maxxim Medical, Inc.,
        10.5%, 8-1-2006 .......................     1,500    1,616,250
        Total .................................              2,133,750

     Miscellaneous Manufacturing Industries - 1.06%
      AAi.Fostergrant, Inc.,
        10.75%, 7-15-2006 .....................       500      440,000
      Amscan Holdings Inc.,
        9.875%, 12-15-2007 ....................       500      470,000
      Hedstrom Corporation,
        10.0%, 6-1-2007 .......................       500      432,500
        Total .................................              1,342,500


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Miscellaneous Retail - 0.84%
      Michaels Stores, Inc.,
        10.875%, 6-15-2006 ....................    $1,000 $  1,062,500

     Motion Pictures - 2.11%
      AMC Entertainment, Inc.,
        9.5%, 3-15-2009 .......................       500      510,000
      Hollywood Theaters, Inc.,
        10.625%, 8-1-2007 .....................     1,500    1,117,500
      Regal Cinemas, Inc.:
        9.5%, 6-1-2008 ........................       400      412,000
        9.5%, 6-1-2008 (C) ....................       600      625,500
        Total .................................              2,665,000

     Paper and Allied Products - 4.57%
      Buckeye Technologies Inc.,
        8.0%, 10-15-2010 ......................       750      720,000
      Container Corporation of America,
        11.25%, 5-1-2004 ......................     1,500    1,560,000
      Fort Howard Corporation,
        11.0%, 1-2-2002 .......................       420      419,765
      Mail-Well Corporation,
        10.5%, 2-15-2004 ......................       500      525,000
      Mail-Well I Corporation,
        8.75%, 12-15-2008 (C) .................     1,000    1,005,000
      Outsourcing Services Group, Inc.,
        10.875%, 3-1-2006 (C) .................       500      475,000
      Republic Group Incorporated,
        9.5%, 7-15-2008 .......................       750      733,125
      SF Holdings Group, Inc.,
        0.0%, 3-15-2008 (D) ...................     1,000      330,000
        Total .................................              5,767,890

     Personal Services - 0.39%
      Prime Succession Acquisition Corp.,
        10.75%, 8-15-2004 .....................       500      490,625


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Petroleum and Coal Products - 0.48%
      Building Materials Corporation of America,
        8.0%, 12-1-2008 (C) ...................    $  600  $   604,500

     Primary Metal Industries - 0.72%
      Weirton Steel Corporation,
        11.375%, 7-1-2004 .....................       500      445,000
      Wheeling-Pittsburgh Corporation,
        9.25%, 11-15-2007 .....................       500      470,000
        Total .................................                915,000

     Printing and Publishing - 4.38%
      American Media Operations, Inc.,
        11.625%, 11-15-2004 ...................     1,000    1,025,000
      Big Flower Press Holdings, Inc.,
        8.625%, 12-1-2008 (C) .................     1,000    1,003,750
      K-III Communications Corporation,
        8.5%, 2-1-2006 ........................       500      510,000
      Perry-Judd's Incorporated,
        10.625%, 12-15-2007 ...................     1,000    1,050,000
      TransWestern Publishing Company LLC,
        9.625%, 11-15-2007 ....................       900      939,375
      World Color Press, Inc.,
        8.375%, 11-15-2008 (C) ................     1,000    1,000,000
        Total .................................              5,528,125

     Real Estate - 0.41%
      Delco Remy International, Inc.,
        8.625%, 12-15-2007 ....................       500      515,000

     Rubber and Miscellaneous Plastics Products - 5.07%
      Graham Packaging Holdings Company and
        GPC Capital Corp. II,
        0.0%, 1-15-2009 (D) ...................     6,000    4,170,000
      Home Products International, Inc.,
        9.625%, 5-15-2008 .....................       750      738,750
      J.H. Heafner Company, Inc. (The):
        10.0%, 5-15-2008 ......................       500      506,250
        10.0%, 5-15-2008 (C) ..................       500      506,250
      LDM Technologies, Inc.,
        10.75%, 1-15-2007 .....................       500      490,000
        Total .................................              6,411,250

     Social Services - 0.59%
      La Petite Academy, Inc. and LPA Holding Corp.,
        10.0%, 5-15-2008 ......................       750      742,500


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Stone, Clay and Glass Products - 0.28%
      SIMCALA, Inc.,
        9.625%, 4-15-2006 .....................    $  500 $    357,500

     Television Broadcasting Stations - 0.83%
      Allbritton Communications Company,
        9.75%, 11-30-2007 .....................       500      527,500
      LIN Holdings Corp.,
        0.0%, 3-1-2008 (D) ....................       750      517,500
        Total .................................              1,045,000

     Textile Mill Products - 1.82%
      Avondale Mills, Inc.,
        10.25%, 5-1-2006 ......................       500      525,000
      Galey & Lord, Inc.,
        9.125%, 3-1-2008 ......................     1,500    1,305,000
      Glenoit Corporation,
        11.0%, 4-15-2007 ......................       500      468,750
        Total .................................              2,298,750

     Transportation by Air - 1.21%
      Atlas Air, Inc.,
        9.375%, 11-15-2006 (C) ................     1,500    1,528,125

     Transportation Equipment - 1.62%
      Federal-Mogul Corporation:
        7.75%, 7-1-2006 .......................     1,000    1,015,440
        7.875%, 7-1-2010 ......................       500      518,170
      Westinghouse Air Brake Company,
        9.375%, 6-15-2005 .....................       500      515,000
        Total .................................              2,048,610

     Trucking and Warehousing - 0.43%
      Iron Mountain Incorporated,
        10.125%, 10-1-2006 ....................       500      542,500

     Wholesale Trade -- Durable Goods - 0.93%
      Alvey Systems, Inc.,
        11.375%, 1-31-2003 ....................       696      702,960
      Sealy Mattress Company,
        9.875%, 12-15-2007 ....................       500      475,000
        Total .................................              1,177,960

     Wholesale Trade -- Nondurable Goods - 0.76%
      Nebraska Book Company, Inc.,
        8.75%, 2-15-2008 ......................     1,000      953,750


                  See Notes to Schedules of Investments on page 79.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1998

                                                                 Value

     TOTAL CORPORATE DEBT SECURITIES - 88.79%             $112,191,646
      (Cost: $115,623,748)

     TOTAL SHORT-TERM SECURITIES - 4.79%                  $  6,046,000
      (Cost $6,046,000)

     TOTAL INVESTMENT SECURITIES - 98.27%                 $124,169,683
      (Cost: $126,589,037)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.73%       2,183,767

     NET ASSETS - 100.00%                                 $126,353,450

                  See Notes to Schedules of Investments on page 79.

     TARGET/UNITED FUNDS, INC.
     Notes to Schedules of Investments
     *No dividends were paid during the preceding 12 months.
     (A)  Listed on an exchange outside of the United States.
     (B) Each unit of Spiros Development Corporation II, Inc. consists of one share of callable common stock, par value $0.001 per share, of Spiros Development Corporation II, Inc. and one warrant to purchase one-fourth of one share of common stock, par value $0.001 per share, of Dura Pharmaceuticals, Inc.
     (C) Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of these securities amounted to $2,006,360 and $19,696,738, respectively, or 1.76% and 15.59%, respectively, of the total net assets in the Bond Portfolio and High Income Portfolio.
     (D) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
     (E) Each Unit of DecisionOne Holdings Corp. consists of $1,000 principal amount at maturity of 11.5% senior discount debentures due 2008 and one warrant to purchase 1.9 shares of common stock, par value $0.01 per share, of Quaker Holding Co.
     (F) Each Unit of VersaTel Telecom B.V. consists of $1,000 principal amount of 13.25% senior notes due 2008 and one warrant to purchase 6.667 ordinary shares of VersaTel, par value NLG 0.10 per share.


     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1998
     (In Thousands,
      Except for Per Share Amounts)                             Science and
                                       Growth         Income     Technology
                                    Portfolio      Portfolio      Portfolio
     Assets                       -----------     ----------    -----------
      Investment securities--at
        value (Notes 1 and 3)        $824,475       $808,186        $34,568
      Cash   .................              1              2              2
      Receivables:
        Investment securities
         sold  ...............          1,379            ---            ---
        Fund shares sold .....            612          1,186            151
        Dividends and interest            389          3,264             18
      Prepaid insurance
        premium ..............              4              3            ---
                                     --------       --------        -------
         Total assets  .......        826,860        812,641         34,739
     Liabilities                     --------       --------        -------
      Payable for investment
        securities purchased .          1,412            812            131
      Payable to Fund
        shareholders .........            141            301              3
      Accrued service
        fee (Note 2) .........            164            164              6
      Accrued accounting
        services fee (Note 2).              7              7              2
      Accrued management
        fee (Note 2) .........             16             15              1
      Other  .................              5              8              1
                                     --------       --------        -------
         Total liabilities  ..          1,745          1,307            144
                                     --------       --------        -------
           Total net assets ..       $825,115       $811,334        $34,595
     Net Assets                      ========       ========        =======
      $0.01 par value capital stock
        Capital stock ........       $    887       $    658        $    42
        Additional paid-in
         capital  ............        589,299        569,217         26,364
      Accumulated undistributed gain (loss):
        Accumulated undistributed net
         investment income  ..            ---            ---            ---
        Accumulated
         net realized loss
         on investment
         transactions  .......            ---            ---            ---
        Distribution in excess of
         net realized gains  .            ---            ---            ---
        Net unrealized appreciation
         (depreciation) of
         investments                  234,929        241,459          8,189
                                     --------       --------        -------
         Net assets applicable to
           outstanding units
           of capital ........       $825,115       $811,334        $34,595
                                     ========       ========        =======
     Net asset value, redemption
      and offering price per share    $9.2989       $12.3351        $8.2750
                                      =======       ========        =======
     Capital shares outstanding        88,733         65,774          4,181
     Capital shares authorized        100,000        100,000        100,000
                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1998
     (In Thousands,
      Except for Per Share Amounts)
                                International      Small Cap       Balanced
                                    Portfolio      Portfolio      Portfolio
     Assets                      ------------   ------------    -----------
      Investment securities--at
        value (Notes 1 and 3)        $171,830       $184,788        $91,211
      Cash   .................              1              1              2
      Receivables:
        Investment securities
         sold  ...............            ---            ---            111
        Fund shares sold .....            134            147            234
        Dividends and interest            359             62            755
      Prepaid insurance
        premium ..............              1              1              1
                                     --------       --------        -------
         Total assets  .......        172,325        184,999         92,314
     Liabilities                     --------       --------        -------
      Payable for investment
        securities purchased .          3,248          4,367            ---
      Payable to Fund
        shareholders .........             41             18             70
      Accrued service
        fee (Note 2) .........             34             36             19
      Accrued accounting
        services fee (Note 2).              3              3              3
      Accrued management
        fee (Note 2) .........              4              4              1
      Other  .................             34              2              1
                                     --------       --------        -------
         Total liabilities  ..          3,364          4,430             94
                                     --------       --------        -------
           Total net assets ..       $168,961       $180,569        $92,220
     Net Assets                      ========       ========        =======
      $0.01 par value capital stock
        Capital stock ........       $    216       $    229        $   130
        Additional paid-in
         capital  ............        129,805        177,978         81,299
      Accumulated undistributed gain (loss):
        Accumulated undistributed net
         investment income  ..            ---            ---            ---
        Accumulated
         net realized loss
         on investment
         transactions  .......            ---            ---            ---
        Distribution in excess of
         net realized gains  .            ---         (1,288)           ---
        Net unrealized appreciation
         (depreciation) of
         investments  ........         38,940          3,650         10,791
                                     --------       --------        -------
         Net assets applicable to
           outstanding units
           of capital ........       $168,961       $180,569        $92,220
                                     ========       ========        =======
     Net asset value, redemption
      and offering price per share    $7.8176        $7.9019        $7.1081
                                      =======       ========        =======
     Capital shares outstanding        21,613         22,851         12,974
     Capital shares authorized        100,000        100,000         50,000
                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1998
     (In Thousands,
      Except for Per Share Amounts)     Asset
                                     Strategy   Money Market   Limited-Term
                                    Portfolio      Portfolio Bond Portfolio
     Assets                     -------------   ------------    -----------
      Investment securities--at
        value (Notes 1 and 3)         $14,127        $54,165         $4,448
      Cash   .................              2              1              1
      Receivables:
        Investment securities
         sold  ...............            ---            ---            ---
        Fund shares sold .....             43          1,746              3
        Dividends and interest             94            226             68
      Prepaid insurance
        premium ..............            ---              1            ---
                                      -------        -------         ------
         Total assets  .......         14,266         56,139          4,520
     Liabilities                      -------        -------         ------
      Payable for investment
        securities purchased .            167            ---            ---
      Payable to Fund
        shareholders .........              4          2,101            ---
      Accrued service
        fee (Note 2) .........              3             11              1
      Accrued accounting
        services fee (Note 2).              1              3            ---
      Accrued management
        fee (Note 2) .........            ---              1            ---
      Other  .................              1            ---            ---
                                      -------        -------         ------
         Total liabilities  ..            176          2,116              1
                                      -------        -------         ------
           Total net assets ..        $14,090        $54,023         $4,519
     Net Assets                       =======        =======         ======
      $0.01 par value capital stock
        Capital stock ........        $    26        $   540         $    9
        Additional paid-in
         capital  ............         13,650         53,483          4,449
      Accumulated undistributed gain (loss):
        Accumulated undistributed net
         investment income  ..            ---            ---            ---
        Accumulated
         net realized loss
         on investment
         transactions  .......            ---            ---            ---
        Distribution in excess of
         net realized gains  .            ---            ---            ---
        Net unrealized appreciation
         (depreciation) of
         investments  ........            414            ---             61
                                      -------        -------         ------
         Net assets applicable to
           outstanding units
           of capital ........        $14,090        $54,023         $4,519
                                      =======        =======         ======
     Net asset value, redemption
      and offering price per share    $5.3868        $1.0000        $5.2292
                                      =======       ========        =======
     Capital shares outstanding         2,616         54,023            864
     Capital shares authorized        100,000        100,000         50,000
                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1998
     (In Thousands,
      Except for Per Share Amounts)
                                         Bond    High Income
                                    Portfolio      Portfolio
     Assets                     -------------  -------------
      Investment securities--at
        value (Notes 1 and 3)        $112,650       $124,170
      Cash   .................              2              2
      Receivables:
        Investment securities
         sold  ...............            ---            ---
        Fund shares sold .....            212             56
        Dividends and interest          1,537          2,236
      Prepaid insurance
        premium ..............              1              1
                                     --------       --------
         Total assets  .......        114,402        126,465
     Liabilities                     --------       --------
      Payable for investment
        securities purchased .            ---            ---
      Payable to Fund
        shareholders .........             77             79
      Accrued service
        fee (Note 2) .........             23             26
      Accrued accounting
        services fee (Note 2).              3              3
      Accrued management
        fee (Note 2) .........              2              2
      Other  .................              1              2
                                     --------       --------
         Total liabilities  ..            106            112
                                     --------       --------
           Total net assets ..       $114,296       $126,353
     Net Assets                      ========       ========
      $0.01 par value capital stock
        Capital stock ........        $   210       $    286
        Additional paid-in
         capital  ............        111,174        128,824
      Accumulated undistributed gain (loss):
        Accumulated undistributed net
         investment income  ..            ---            ---
        Accumulated
         net realized loss
         on investment
         transactions  .......         (1,406)          (338)
        Distribution in excess of
         net realized gains  .            ---            ---
        Net unrealized appreciation
         (depreciation) of
         investments  ........          4,318         (2,419)
                                     --------       --------
         Net assets applicable to
           outstanding units
           of capital ........       $114,296       $126,353
                                     ========       ========
     Net asset value, redemption
      and offering price per share    $5.4451        $4.4143
                                      =======       ========
     Capital shares outstanding        20,991         28,624
     Capital shares authorized        100,000        100,000
                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF OPERATIONS
     For the Fiscal Year Ended DECEMBER 31, 1998

     (In Thousands)                                             Science and
                                       Growth         Income     Technology
                                    Portfolio      Portfolio      Portfolio
                                   ----------     ----------     ----------
     Investment Income
      Income (Note 1B):
        Interest and
         amortization ........       $  4,271       $  9,491         $  174
        Dividends ............          5,261          6,153              7
                                     --------       --------         ------
         Total income  .......          9,532         15,644            181
                                     --------       --------         ------
      Expenses (Note 2):
        Investment management
         fee  ................          4,904          5,016            126
        Service fee ..........            597            614             20
        Accounting services
         fee  ................             73             74             12
        Custodian fees .......             26             51              5
        Audit fees ...........              9              9              4
        Legal fees ...........             13             13            ---
        Other ................             34             35              1
                                     --------       --------         ------
         Total expenses  .....          5,656          5,812            168
                                     --------       --------         ------
           Net investment
            income  ..........          3,876          9,832             13
                                     --------       --------         ------
     Realized and Unrealized Gain (Loss)
      on Investments (Notes 1 and 3)
      Realized net gain (loss)
        on securities ........         24,867        110,723            624
      Realized net gain (loss)
        on foreign currency
        transactions .........             28            (33)           ---
      Realized net gain on forward
        currency contracts ...            ---            ---            ---
      Realized net gain on
        options ..............            ---            ---            ---
                                     --------       --------         ------
        Realized net gain (loss)
         on investments  .....         24,895        110,690            624
      Unrealized appreciation
        (depreciation) in value
        of investments during
        the period ...........        146,953         16,851          7,947
                                     --------       --------         ------
         Net gain (loss) on
           investments .......        171,848        127,541          8,571
                                     --------       --------         ------
           Net increase
            in net assets
            resulting from
            operations  ......       $175,724       $137,373         $8,584
                                     ========       ========         ======

                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF OPERATIONS
     For the Fiscal Year Ended DECEMBER 31, 1998
     (In Thousands)
                                International      Small Cap       Balanced
                                    Portfolio      Portfolio      Portfolio
                                   ----------     ----------     ----------
     Investment Income
      Income (Note 1B):
        Interest and
         amortization ........        $   951        $ 2,583         $2,238
        Dividends ............          1,376            578            690
                                      -------        -------         ------
         Total income  .......          2,327          3,161          2,928
                                      -------        -------         ------
      Expenses (Note 2):
        Investment management
         fee  ................          1,169          1,395            472
        Service fee ..........            125            136             71
        Accounting services
         fee  ................             40             40             30
        Custodian fees .......            161             14              7
        Audit fees ...........              7              6              6
        Legal fees ...........              3              3              1
        Other ................              8              9              4
                                      -------        -------         ------
         Total expenses  .....          1,513          1,603            591
                                      -------        -------         ------
           Net investment
            income  ..........            814          1,558          2,337
                                      -------        -------         ------
     Realized and Unrealized Gain (Loss)
      on Investments (Notes 1 and 3)
      Realized net gain (loss)
        on securities ........         13,346         23,004            761
      Realized net gain (loss)
        on foreign currency
        transactions .........           (116)           ---             (3)
      Realized net gain on forward
        currency contracts ...            382            ---            ---
      Realized net gain on
        options ..............            ---            228            ---
                                      -------        -------         ------
        Realized net gain (loss)
         on investments  .....         13,612         23,232            758
      Unrealized appreciation
        (depreciation) in value
        of investments during
        the period ...........         25,132         (8,246)         3,437
                                      -------        -------         ------
         Net gain (loss) on
           investments .......         38,744         14,986          4,195
                                      -------        -------         ------
           Net increase
            in net assets
            resulting from
            operations  ......        $39,558        $16,544         $6,532
                                      =======        =======         ======

                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF OPERATIONS
     For the Fiscal Year Ended DECEMBER 31, 1998
     (In Thousands)
                               Asset Strategy   Money Market   Limited-Term
                                    Portfolio      Portfolio Bond Portfolio
                              ---------------     ----------     ----------
     Investment Income
      Income (Note 1B):
        Interest and
         amortization ........         $  420         $2,538           $273
        Dividends ............             47            ---            ---
                                       ------         ------           ----
         Total income  .......            467          2,538            273
                                       ------         ------           ----
      Expenses (Note 2):
        Investment management
         fee  ................             91            223             23
        Service fee ..........             11             43              3
        Accounting services
         fee  ................              9             23            ---
        Custodian fees .......              6              7              2
        Audit fees ...........              5              4              5
        Legal fees ...........            ---              5            ---
        Other ................              1              3            ---
                                       ------         ------           ----
         Total expenses  .....            123            308             33
                                       ------         ------           ----
           Net investment
            income  ..........            344          2,230            240
                                       ------         ------           ----
     Realized and Unrealized Gain (Loss)
      on Investments (Notes 1 and 3)
      Realized net gain (loss)
        on securities ........            462            ---              9
      Realized net gain (loss)
        on foreign currency
        transactions .........             (2)           ---            ---
      Realized net gain on forward
        currency contracts ...            ---            ---            ---
      Realized net gain on
        options ..............            ---            ---            ---
                                       ------         ------           ----
        Realized net gain (loss)
         on investments  .....            460                             9
      Unrealized appreciation
        (depreciation) in value
        of investments during
        the period ...........            225            ---             18
                                       ------         ------           ----
         Net gain (loss) on
           investments .......            685            ---             27
                                       ------         ------           ----
           Net increase
            in net assets
            resulting from
            operations  ......         $1,029         $2,230           $267
                                       ======         ======           ====

                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF OPERATIONS
     For the Fiscal Year Ended DECEMBER 31, 1998
     (In Thousands)
                                         Bond    High Income
                                    Portfolio      Portfolio
                                -------------  -------------
     Investment Income
      Income (Note 1B):
        Interest and
         amortization ........         $7,000        $11,649
        Dividends ............            ---            261
                                       ------        -------
         Total income  .......          7,000         11,910
                                       ------        -------
      Expenses (Note 2):
        Investment management
         fee  ................            548            801
        Service fee ..........             91            101
        Accounting services
         fee  ................             40             40
        Custodian fees .......              7              8
        Audit fees ...........              6              7
        Legal fees ...........              2              2
        Other ................              6              7
                                       ------        -------
         Total expenses  .....            700            966
                                       ------        -------
           Net investment
            income  ..........          6,300         10,944
                                       ------        -------
     Realized and Unrealized Gain (Loss)
      on Investments (Notes 1 and 3)
      Realized net gain (loss)
        on securities ........            783           (338)
      Realized net gain (loss)
        on foreign currency
        transactions .........            ---            ---
      Realized net gain on forward
        currency contracts ...            ---            ---
      Realized net gain on
        options ..............            ---            ---
                                       ------        -------
        Realized net gain (loss)
         on investments  .....            783           (338)
      Unrealized appreciation
        (depreciation) in value
        of investments during
        the period ...........            369         (8,207)
                                       ------        -------
         Net gain (loss) on
           investments .......          1,152         (8,545)
                                       ------        -------
           Net increase
            in net assets
            resulting from
            operations  ......         $7,452        $ 2,399
                                       ======        =======
                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Fiscal Year Ended DECEMBER 31, 1998
     (Dollars In Thousands)                                     Science and
                                       Growth         Income     Technology
                                    Portfolio      Portfolio      Portfolio
                                  -----------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income   ............        $ 3,876       $  9,832        $    13
        Realized net gain (loss)
         on investments  .....         24,895        110,690            624
        Unrealized appreciation
         (depreciation)  .....        146,953         16,851          7,947
                                     --------       --------        -------
         Net increase
           in net assets
           resulting from
           operations.........        175,724        137,373          8,584
                                     --------       --------        -------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............         (3,904)        (9,799)           (13)
        From realized gains on
         security transactions        (24,867)      (110,723)          (624)
        In excess of realized
         capital gains  ......            ---            ---            ---
                                     --------       --------        -------
                                      (28,771)      (120,522)          (637)
                                     --------       --------        -------
      Capital share
        transactions** .......         38,803        157,579         16,441
                                     --------       --------        -------
           Total increase ....        185,756        174,430         24,388
     Net Assets
      Beginning of period  ...        639,359        636,904         10,207
                                     --------       --------        -------
      End of period  .........       $825,115       $811,334        $34,595
                                     ========       ========        =======
        Undistributed net investment
         income  .............           $---           $---           $---
                                         ====           ====           ====
                    *See "Financial Highlights" on pages 88 - 98.
     **Shares issued from sale
      of shares  .............     10,496,688      9,126,482      2,834,669
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........      3,093,937      9,770,626         76,928
     Shares redeemed .........     (9,340,560)    (6,368,869)      (499,069)
                                    ---------      ---------      ---------
     Increase in
      outstanding capital
      shares .................      4,250,065     12,528,239      2,412,528
                                    =========     ==========      =========
     Value issued from sale
      of shares  .............        $88,088       $122,003        $19,146
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........         28,771        120,522            637
     Value redeemed ..........        (78,056)       (84,946)        (3,342)
                                      -------       --------        -------
     Increase in
      outstanding capital  ...        $38,803       $157,579        $16,441
                                      =======       ========        =======

                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Fiscal Year Ended DECEMBER 31, 1998
     (Dollars In Thousands)
                                International      Small Cap       Balanced
                                    Portfolio      Portfolio      Portfolio
                                  -----------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............        $   814       $  1,558        $ 2,337
        Realized net gain (loss)
         on investments  .....         13,612         23,232            758
        Unrealized appreciation
         (depreciation)  .....         25,132         (8,246)         3,437
                                     --------       --------        -------
         Net increase
           in net assets
           resulting from
           operations.........         39,558         16,544          6,532
                                     --------       --------        -------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............           (698)        (1,558)        (2,334)
        From realized gains on
         security transactions        (13,728)       (23,232)          (761)
        In excess of realized
         capital gains  ......            ---         (1,288)           ---
                                     --------       --------        -------
                                      (14,426)       (26,078)        (3,095)
                                     --------       --------        -------
      Capital share
        transactions** .......         29,198         41,865         21,024
                                     --------       --------        -------
           Total increase ....         54,330         32,331         24,461
     Net Assets
      Beginning of period  ...        114,631        148,238         67,759
                                     --------       --------        -------
      End of period  .........       $168,961       $180,569        $92,220
                                     ========       ========        =======
        Undistributed net investment
         income  .............           $---           $---           $---
                                         ====           ====           ====
                    *See "Financial Highlights" on pages 88 - 98.
     **Shares issued from sale
      of shares  .............      3,799,283      3,802,845      3,612,259
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........      1,845,305      3,300,299        435,475
     Shares redeemed .........     (1,986,996)    (2,044,217)    (1,084,517)
                                    ---------      ---------      ---------
     Increase in
      outstanding capital
      shares .................      3,657,592      5,058,927      2,963,217
                                    =========      =========      =========
     Value issued from sale
      of shares  .............        $30,196        $33,860        $25,583
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........         14,426         26,079          3,095
     Value redeemed ..........        (15,424)       (18,074)        (7,654)
                                      -------        -------         ------
     Increase in
      outstanding capital  ...        $29,198        $41,865        $21,024
                                      =======        =======        =======


                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Fiscal Year Ended DECEMBER 31, 1998
     (Dollars In Thousands)
                               Asset Strategy   Money Market   Limited-Term
                                    Portfolio      Portfolio Bond Portfolio
                               --------------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............         $  344        $ 2,230         $  240
        Realized net gain (loss)
         on investments  .....            460            ---              9
        Unrealized appreciation
         (depreciation)  .....            225            ---             18
                                      -------        -------         ------
         Net increase
           in net assets
           resulting from
           operations.........          1,029          2,230            267
                                      -------        -------         ------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............           (342)        (2,230)          (240)
        From realized gains on
         security transactions           (462)           ---             (9)
        In excess of realized
         capital gains  ......            ---            ---            ---
                                      -------        -------         ------
                                         (804)        (2,230)          (249)
                                      -------        -------         ------
      Capital share
        transactions** .......          4,055         10,723            249
                                      -------        -------         ------
           Total increase ....          4,280         10,723            267
     Net Assets
      Beginning of period  ...          9,810         43,300          4,252
                                      -------        -------         ------
      End of period  .........        $14,090        $54,023         $4,519
                                      =======        =======         ======
        Undistributed net investment
         income  .............           $---           $---           $---
                                         ====           ====           ====
                    *See "Financial Highlights" on pages 88 - 98.
     **Shares issued from sale
      of shares  .............        782,664    261,149,946        376,497
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........        149,309      2,230,118         47,562
     Shares redeemed .........       (203,962)  (252,657,467)      (379,449)
                                      -------    -----------        -------
     Increase in
      outstanding capital
      shares .................        728,011     10,722,597         44,610
                                      =======    ===========        =======
     Value issued from sale
      of shares  .............         $4,385       $261,150         $2,035
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........            804          2,230            249
     Value redeemed ..........         (1,134)      (252,657)        (2,035)
                                       ------       --------         ------
     Increase in
      outstanding capital  ...         $4,055       $ 10,723         $  249
                                       ======       ========         ======


                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Fiscal Year Ended DECEMBER 31, 1998
     (Dollars In Thousands)
                                         Bond    High Income
                                    Portfolio      Portfolio
                                  -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............         $6,300        $10,944
        Realized net gain (loss)
         on investments  .....            783           (338)
        Unrealized appreciation
         (depreciation)  .....            369         (8,207)
                                     --------       --------
         Net increase
           in net assets
           resulting from
           operations.........          7,452          2,399
                                     --------       --------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............         (6,300)       (10,944)
        From realized gains on
         security transactions            ---            ---
        In excess of realized
         capital gains  ......            ---            ---
                                     --------       --------
                                       (6,300)       (10,944)
                                     --------       --------
      Capital share
        transactions** .......         13,655         15,374
                                     --------       --------
           Total increase ....         14,807          6,829
     Net Assets
      Beginning of period  ...         99,489        119,524
                                     --------       --------
      End of period  .........       $114,296       $126,353
                                     ========       ========
        Undistributed net investment
         income  .............           $---           $---
                                         ====           ====
                    *See "Financial Highlights" on pages 88 - 98. **Shares issued from sale
      of shares  .............      4,065,889      4,966,466
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........      1,156,993      2,479,124
     Shares redeemed .........     (2,764,025)    (4,037,179)
                                    ---------      ---------
     Increase in
      outstanding capital
      shares .................      2,458,857      3,408,411
                                    =========      =========
     Value issued from sale
      of shares  .............        $22,739        $24,022
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........          6,300         10,944
     Value redeemed ..........        (15,384)       (19,592)
                                      -------        -------
     Increase in
      outstanding capital  ...        $13,655        $15,374
                                      =======        =======


                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Period Ended DECEMBER 31, 1997
     (Dollars In Thousands)                                     Science and
                                       Growth         Income     Technology
                                    Portfolio      Portfolio      Portfolio
                                  -----------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............       $  4,445       $  4,562        $    25
        Realized net gain
         on investments  .....         48,713         36,631             43
        Unrealized
         appreciation  .......         58,034         84,102            242
                                     --------       --------        -------
         Net increase
           in net assets
           resulting from
           operations.........        111,192        125,295            310
                                     --------       --------        -------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............         (4,415)        (4,556)           (25)
        From realized gains on
         security transactions        (48,744)       (36,637)           (43)
                                     --------       --------        -------
                                      (53,159)       (41,193)           (68)
                                     --------       --------        -------
      Capital share
        transactions** .......         68,163         90,411          9,965
                                     --------       --------        -------
           Total increase ....        126,196        174,513         10,207
     Net Assets
      Beginning of period  ...        513,163        462,391            ---
                                     --------       --------        -------
      End of period  .........       $639,359       $636,904        $10,207
                                     ========       ========        =======
        Undistributed net
         investment income  ..           $---           $---           $---
                                         ====           ====           ====
                    *See "Financial Highlights" on pages 88 - 98.
     **Shares issued from sale
      of shares  .............      8,757,287      8,155,958      1,872,760
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........      7,024,201      3,443,827         11,856
     Shares redeemed .........     (6,800,077)    (3,966,432)      (116,416)
                                    ---------      ---------      ---------
     Increase in outstanding
      capital shares .........      8,981,411      7,633,353      1,768,200
                                    =========      =========      =========
     Value issued from sale
      of shares  .............        $68,063        $96,368        $10,542
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........         53,159         41,193             68
     Value redeemed ..........        (53,059)       (47,150)          (645)
                                      -------        -------         ------
     Increase in
      outstanding capital  ...        $68,163        $90,411         $9,965
                                      =======        =======         ======

                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Period Ended DECEMBER 31, 1997
     (Dollars In Thousands)
                                International      Small Cap       Balanced
                                    Portfolio      Portfolio      Portfolio
                                  -----------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............       $    798       $    390        $ 1,665
        Realized net gain
         on investments  .....         10,548         30,677          3,626
        Unrealized
         appreciation  .......          3,439          2,772          3,878
                                     --------       --------        -------
         Net increase
           in net assets
           resulting from
           operations.........         14,785         33,839          9,169
                                     --------       --------        -------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............           (759)          (396)        (1,665)
        From realized gains on
         security transactions         (9,339)       (30,671)        (3,626)
                                     --------       --------        -------
                                      (10,098)       (31,067)        (5,291)
                                     --------       --------        -------
      Capital share
        transactions** .......         30,095         48,058         21,454
                                     --------       --------        -------
           Total increase ....         34,782         50,830         25,332
     Net Assets
      Beginning of period  ...         79,849         97,408         42,427
                                     --------       --------        -------
      End of period  .........       $114,631       $148,238        $67,759
                                     ========       ========        =======
        Undistributed net
         investment income  ..           $---           $---           $---
                                         ====           ====           ====
                    *See "Financial Highlights" on pages 88 - 98.
     **Shares issued from sale
      of shares  .............      4,424,820      3,274,112      3,058,976
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........      1,581,672      3,728,844        781,696
     Shares redeemed .........     (1,361,494)    (1,359,852)      (676,618)
                                    ---------      ---------      ---------
     Increase in outstanding
      capital shares .........      4,644,998      5,643,104      3,164,054
                                    =========      =========      =========
     Value issued from sale
      of shares  .............        $29,101        $29,240        $20,762
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........         10,098         31,067          5,291
     Value redeemed ..........         (9,104)       (12,249)        (4,599)
                                      -------        -------        -------
     Increase in
      outstanding capital  ...        $30,095        $48,058        $21,454
                                      =======        =======        =======


                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Period Ended DECEMBER 31, 1997
     (Dollars In Thousands)
                               Asset Strategy   Money Market   Limited-Term
                                    Portfolio      Portfolio Bond Portfolio
                               --------------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............         $  321        $ 1,952         $  238
        Realized net gain
         on investments  .....            826            ---             16
        Unrealized
         appreciation  .......             31            ---             17
                                       ------        -------         ------
         Net increase
           in net assets
           resulting from
           operations.........          1,178          1,952            271
                                       ------        -------         ------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............           (321)        (1,952)          (238)
        From realized gains on
         security transactions           (779)           ---            (16)
                                       ------        -------         ------
                                       (1,100)        (1,952)          (254)
                                       ------        -------         ------
      Capital share
        transactions** .......          1,258          6,042            520
                                       ------        -------         ------
           Total increase  ...          1,336          6,042            537
     Net Assets
      Beginning of period  ...          8,474         37,258          3,715
                                       ------        -------         ------
      End of period  .........         $9,810        $43,300         $4,252
                                       ======        =======         ======
        Undistributed net
         investment income  ..           $---           $---           $---
                                         ====           ====           ====
                    *See "Financial Highlights" on pages 88 - 98.
     **Shares issued from sale
      of shares  .............        282,151    208,969,939        161,256
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........        211,668      1,952,260         48,888
     Shares redeemed .........       (256,770)  (204,879,652)      (110,075)
                                    ---------   ------------       --------
     Increase in outstanding
      capital shares .........        237,049      6,042,547        100,069
                                    =========   ============       ========
     Value issued from sale
      of shares  .............         $1,517       $208,970           $857
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........          1,100          1,952            254
     Value redeemed ..........         (1,359)      (204,880)          (591)
                                      -------       --------           ----
     Increase in
      outstanding capital  ...         $1,258       $  6,042           $520
                                      =======       ========           ====


                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Period Ended DECEMBER 31, 1997
     (Dollars In Thousands)
                                         Bond    High Income
                                    Portfolio      Portfolio
                                  -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............        $ 5,928       $  9,390
        Realized net gain
         on investments  .....            431          1,777
        Unrealized
         appreciation  .......          2,382          2,903
                                     --------       --------
         Net increase
           in net assets
           resulting from
           operations.........          8,741         14,070
                                     --------       --------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............         (5,928)        (9,390)
        From realized gains on
         security transactions            ---         (1,539)
                                     --------       --------
                                       (5,928)       (10,929)
                                     --------       --------
      Capital share
        transactions** .......          4,309         18,977
                                     --------       --------
           Total increase ....          7,122         22,118
     Net Assets
      Beginning of period  ...         92,367         97,406
                                     --------       --------
      End of period  .........        $99,489       $119,524
                                     ========       ========
        Undistributed net
         investment income  ..           $---           $---
                                         ====           ====
                    *See "Financial Highlights" on pages 88 - 98. **Shares issued from sale
      of shares  .............      2,087,123      4,093,165
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........      1,104,169      2,305,606
     Shares redeemed .........     (2,421,031)    (2,474,500)
                                    ---------      ---------
     Increase in outstanding
      capital shares .........        770,261      3,924,271
                                    =========      =========
     Value issued from sale
      of shares  .............        $11,323        $20,075
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........          5,928         10,929
     Value redeemed ..........        (12,942)       (12,027)
                                     ---a----        -------
     Increase in
      outstanding capital  ...        $ 4,309        $18,977
                                      =======        =======


                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE GROWTH PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:


                                     For the fiscal year ended December 31,
                                    -----------------------------------------
                                      1998     1997     1996    1995   1994
                                    ------- -------  ------- -------  -------
     Net asset value,
      beginning of
      period  ...........           $7.5679 $6.7967  $6.8260 $5.8986  $6.1962
                                    ------- -------  ------- -------  -------
     Income from investment
      operations:
      Net investment
        income ..........            0.0456  0.0574   0.0990  0.0903   0.1211
      Net realized and
        unrealized gain
        on investments ..            2.0215  1.4003   0.7478  2.1842   0.0268
                                    ------- -------  ------- -------  -------
     Total from investment
      operations  .......            2.0671  1.4577   0.8468  2.2745   0.1479
                                    ------- -------  ------- -------  -------
     Less distributions:
      From net
        investment
        income ..........           (0.0456)(0.0570) (0.0990)(0.0903) (0.1211)
      From capital
        gains ...........           (0.2905)(0.6295) (0.7771)(1.2568) (0.3244)
                                    ------- -------  ------- -------  -------
     Total distributions.           (0.3361)(0.6865) (0.8761)(1.3471) (0.4455)
                                    ------- -------  ------- -------  -------
     Net asset value,
      end of period  ....           $9.2989 $7.5679  $6.7967 $6.8260  $5.8986
                                    ======= =======  ======= =======  =======
     Total return .......           27.31%  21.45%   12.40%  38.57%    2.39%
     Net assets, end of
      period (in
      millions)  ........            $825    $639     $513    $419     $277
     Ratio of expenses
      to average net
      assets ............            0.80%   0.72%    0.73%   0.75%    0.77%
     Ratio of net investment
      income to average
      net assets  .......            0.55%   0.75%    1.44%   1.35%    2.07%
     Portfolio turnover
      rate  .............           75.58% 162.41%  243.00% 245.80%  277.36%

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE INCOME PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                     For the fiscal year ended December 31,
                                    -----------------------------------------
                                      1998     1997     1996    1995   1994
                                    ------- -------  ------- -------  -------
     Net asset value,
      beginning of
      period  ...........          $11.9615$10.1373 $ 8.6756 $6.7689  $6.9180
                                   ---------------- -------- -------  -------
     Income from investment
      operations:
      Net investment
        income ..........            0.1752  0.0916   0.0856  0.0839   0.0703
      Net realized and
        unrealized gain (loss)
        on investments ..            2.3532  2.5598   1.6280  2.0525  (0.1491)
                                   ---------------- -------- -------  -------
     Total from investment
      operations  .......            2.5284  2.6514   1.7136  2.1364  (0.0788)
                                   ---------------- -------- -------  -------
     Less distributions:
      From net investment
        income ..........           (0.1752)(0.0915) (0.0856)(0.0839) (0.0703)
      From capital gains            (1.9796)(0.7357) (0.1663)(0.1457) (0.0000)
      In excess of
        capital gains ...           (0.0000)(0.0000) (0.0000)(0.0001) (0.0000)
                                   ---------------- -------- -------  -------
     Total distributions.           (2.1548)(0.8272) (0.2519)(0.2297) (0.0703)
                                   ---------------- -------- -------  -------
     Net asset value,
      end of period  ....          $12.3351$11.9615 $10.1373 $8.6756  $6.7689
                                   ================ ======== =======  =======
     Total return........           21.14%  26.16%   19.75%  31.56%   -1.14%
     Net assets, end of
      period (in
      millions)  ........            $811    $637     $462    $331     $219
     Ratio of expenses
      to average net
      assets ............            0.80%   0.72%    0.73%   0.77%    0.77%
     Ratio of net investment
      income to average
      net assets  .......            1.35%   0.80%    0.97%   1.13%    1.16%
     Portfolio turnover
      rate  .............           62.84%  36.61%   22.95%  15.00%   23.32%


                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE SCIENCE AND TECHNOLOGY PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                           For the
                            fiscal          For the
                              year           period
                             ended            ended
                          12/31/98         12/31/97*
                        ----------         ----------
     Net asset value,
      beginning of
      period  ...........  $5.7726          $5.0000
                           -------          -------
     Income from investment operations:
      Net investment
        income ..........   0.0032           0.0146
      Net realized and
        unrealized gain
        on investments ..   2.6551           0.7971
                           -------          -------
     Total from investment
      operations  .......   2.6583           0.8117
                           -------          -------
     Less distributions:
      From net investment
        income ..........  (0.0032)         (0.0146)
      From capital gains   (0.1527)         (0.0245)
                           -------          -------
     Total distributions   (0.1559)         (0.0391)
                           -------          -------
     Net asset value,
      end of period  ....  $8.2750          $5.7726
                           =======          =======
     Total return........  46.05%           16.24%
     Net assets, end of
      period (in
      millions)  ........    $35              $10
     Ratio of expenses
      to average net
      assets ............   0.92%            0.94%
     Ratio of net investment
      income to average
      net assets  .......   0.07%            0.64%
     Portfolio turnover
      rate  .............  64.72%           15.63%

       *The Science and Technology Portfolio's inception date is March 13, 1997;
        however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April 4, 1997 (initial offering) through December 31, 1997. Ratios have been annualized.
                             See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE INTERNATIONAL PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:
                              For the fiscal year ended             For the
                                      December 31,                   period
                           ---------------------------------          ended
                             1998    1997     1996    1995          12/31/94*
                           ------   ------  ------- --------        ----------
     Net asset value,
      beginning of
      period  ...........  $6.3842  $5.9990 $5.2790  $4.9926          $5.0000
                           -------  ------- -------  -------          -------
     Income from investment operations:
      Net investment
        income ..........   0.0353   0.0485  0.0644   0.0846           0.0207
      Net realized and
        unrealized gain (loss)
        on investments...   2.1283   0.9534  0.7329   0.2790          (0.0074)
                           -------  ------- -------  -------          -------
     Total from investment
      operations  .......   2.1636   1.0019  0.7973   0.3636           0.0133
                           -------  ------- -------  -------          -------
     Less distributions:
      From net investment
        income ..........  (0.0353) (0.0463)(0.0644) (0.0772)         (0.0207)
      From capital gains   (0.6949) (0.5704)(0.0129) (0.0000)         (0.0000)
                           -------  ------- -------  -------          -------
     Total distributions.  (0.7302) (0.6167)(0.0773) (0.0772)         (0.0207)
                           -------  ------- -------  -------          -------
     Net asset value,
      end of period  ....  $7.8176  $6.3842 $5.9990  $5.2790          $4.9926
                           =======  ======= =======  =======          =======
     Total return........  33.89%   16.70%  15.11%    7.28%            0.26%
     Net assets, end of
      period (in
      millions)  ........   $169     $115     $80      $50              $26
     Ratio of expenses
      to average net
      assets ............   1.02%    0.98%   1.00%    1.02%            1.26%
     Ratio of net investment
      income to average
      net assets  .......   0.47%    0.79%   1.42%    1.99%            1.36%
     Portfolio turnover
      rate  .............  88.84%  117.37%  75.01%   34.93%           23.23%
      *The International Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE SMALL CAP PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the fiscal year ended             For the
                                      December 31,                   period
                          ----------------------------------          ended
                             1998     1997     1996     1995        12/31/94*
                          -------  ------- -------- --------        ----------
     Net asset value,
      beginning of
      period  ...........  $8.3316  $8.0176 $7.6932  $5.9918          $5.0000
                           -------  ------- -------  -------          -------
     Income from investment
      operations:
      Net investment
        income ..........   0.0798   0.0279  0.0170   0.0900           0.0376
      Net realized and
        unrealized gain
        on investments ..   0.8255   2.5004  0.6367   1.8470           1.0086
                           -------  ------- -------  -------          -------
     Total from investment
      operations  .......   0.9053   2.5283  0.6537   1.9370           1.0462
                           -------  ------- -------  -------          -------
     Less distributions:
      From net investment
        income ..........  (0.0798) (0.0282)(0.0170) (0.0900)         (0.0376)
      From capital gains   (1.2027) (2.1861)(0.3123) (0.1456)         (0.0168)
      In excess of realized
        capital gains ...  (0.0525) (0.0000)(0.0000) (0.0000)         (0.0000)
                           -------  ------- -------  -------          -------
     Total distributions   (1.3350) (2.2143)(0.3293) (0.2356)         (0.0544)
                           -------  ------- -------  -------          -------
     Net asset value,
      end of period  ....  $7.9019  $8.3316 $8.0176  $7.6932          $5.9918
                           =======  ======= =======  =======          =======
     Total return........  10.87%   31.53%   8.50%   32.32%           20.92%
     Net assets, end of
      period (in
      millions)  ........   $181     $148     $97      $56              $16
     Ratio of expenses
      to average net
      assets ............   0.97%    0.90%   0.91%    0.96%            1.08%
     Ratio of net investment
      income to average
      net assets  .......   0.94%    0.32%   0.25%    1.77%            2.35%
     Portfolio turnover
      rate  ............. 177.32%  211.46% 133.77%   43.27%           21.61%

      *The Small Cap Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE BALANCED PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the  fiscal year ended            For the
                                     December 31,                    period
                         -----------------------------------          ended
                             1998     1997     1996     1995        12/31/94*
                         -------- -------- -------- --------        ----------
     Net asset value,
      beginning of
      period  ...........  $6.7686  $6.1967 $5.9000  $4.9359          $5.0000
                           -------  ------- -------  -------          -------
     Income from investment operations:
      Net investment
        income ..........   0.1865   0.1805  0.1594   0.1333           0.0460
      Net realized and
        unrealized gain (loss)
        on investments ..   0.4003   0.9650  0.5003   1.0611          (0.0641)
                           -------  ------- -------  -------          -------
     Total from investment
      operations  .......   0.5868   1.1455  0.6597   1.1944          (0.0181)
                           -------  ------- -------  -------          -------
     Less distributions:
      From net investment
        income ..........  (0.1865) (0.1805)(0.1594) (0.1333)         (0.0460)
      From capital gains   (0.0608) (0.3931)(0.2036) (0.0970)         (0.0000)
                           -------  ------- -------  -------          -------
     Total distributions   (0.2473) (0.5736)(0.3630) (0.2303)         (0.0460)
                           -------  ------- -------  -------          -------
     Net asset value,
      end of period  ....  $7.1081  $6.7686 $6.1967  $5.9000          $4.9359
                           =======  ======= =======  =======          =======
     Total return........   8.67%   18.49%  11.19%   24.19%           -0.37%
     Net assets, end of period
      (in millions)  ....    $92      $68     $42      $24               $9
     Ratio of expenses
      to average net
      assets ............   0.74%    0.67%   0.70%    0.72%            0.95%
     Ratio of net investment
      income to average
      net assets  .......   2.92%    3.06%   3.18%    3.22%            3.14%
     Portfolio turnover
      rate  .............  54.62%   55.66%  44.23%   62.87%           19.74%

      *The Balanced Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE ASSET STRATEGY PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:
                              For the fiscal year            For the
                               ended December 31,             period
                          -------------------------            ended
                             1998     1997     1996         12/31/95*
                          -------  ------- --------         ---------
     Net asset value,
      beginning of
      period  ...........  $5.1969  $5.1343 $5.0137          $5.0000
                           -------  ------- -------          -------
     Income from investment operations:
      Net investment
        income ..........   0.1391   0.1915  0.1814           0.0717
      Net realized and
        unrealized gain
        on investments ..   0.3779   0.5277  0.1206           0.0193
                           -------  ------- -------          -------
     Total from investment
      operations  .......   0.5170   0.7192  0.3020           0.0910
                           -------  ------- -------          -------
     Less distributions:
      From net investment
        income ..........  (0.1391) (0.1919)(0.1814)         (0.0713)
      From capital gains   (0.1880) (0.4647)(0.0000)         (0.0060)
                           -------  ------- -------          -------
     Total distributions   (0.3271) (0.6566)(0.1814)         (0.0773)
                           -------  ------- -------          -------
     Net asset value,
      end of period  ....  $5.3868  $5.1969 $5.1343          $5.0137
                           =======  ======= =======          =======
     Total return........   9.95%   14.01%   6.05%            1.80%
     Net assets, end of
      period (in
      millions)  ........    $14      $10      $8               $4
     Ratio of expenses
      to average net
      assets ............   1.07%    0.93%   0.93%            0.91%
     Ratio of net investment
      income to average
      net assets  .......   2.97%    3.55%   3.92%            4.42%
     Portfolio turnover
      rate  ............. 189.02%  222.50%  49.92%          149.17%
       *The Asset Strategy Portfolio's inception date is February 14, 1995;
        however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 1, 1995 (initial offering) through December 31, 1995. Ratios have been annualized.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE MONEY MARKET PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:


                                     For the fiscal year ended December 31,
                                    -----------------------------------------
                                      1998     1997     1996    1995   1994
                                    ------- -------  ------- -------  -------
     Net asset value,
      beginning of
      period  ...........           $1.000  $1.0000  $1.0000 $1.0000  $1.0000
                                    ------- -------  ------- -------  -------
     Net investment
      income  ...........            0.0492  0.0503   0.0486  0.0542   0.0368
     Less dividends
      declared  .........           (0.0492)(0.0503) (0.0486)(0.0542) (0.0368)
                                    ------- -------  ------- -------  -------
     Net asset value,
      end of period  ....           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                                    ======= =======  ======= =======  =======
     Total return .......            5.04%   5.13%    5.01%   5.56%    3.72%
     Net assets, end of
      period (in
      millions)  ........             $54     $43      $37     $37      $31
     Ratio of expenses
      to average net
      assets ............            0.68%   0.58%    0.61%   0.62%    0.65%
     Ratio of net investment
      income to average
      net assets  .......            4.90%   5.04%    4.87%   5.42%    3.72%


                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE LIMITED-TERM BOND PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the fiscal year ended             For the
                                      December 31,                   period
                          ----------------------------------          ended
                             1998    1997     1996    1995          12/31/94*
                          -------  -------  -------  -------        ----------
     Net asset value,
      beginning of
      period  ...........  $5.1882  $5.1639 $5.2521  $4.8611          $5.0000
                           -------  ------- -------  -------          -------
     Income from investment
      operations:
      Net investment
        income ..........   0.2935   0.3086  0.2842   0.2841           0.1507
      Net realized and
        unrealized gain (loss)
        on investments ..   0.0522   0.0451 (0.0870)  0.4122          (0.1375)
                           -------  ------- -------  -------          -------
     Total from investment
      operations  .......   0.3457   0.3537  0.1972   0.6963           0.0132
                           -------  ------- -------  -------          -------
     Less distributions:
      From net investment
        income ..........  (0.2935) (0.3086)(0.2842) (0.2841)         (0.1507)
      From capital gains   (0.0112) (0.0208)(0.0012) (0.0212)         (0.0014)
                           -------  ------- -------  -------          -------
     Total distributions   (0.3047) (0.3294)(0.2854) (0.3053)         (0.1521)
                           -------  ------- -------  -------          -------
     Net asset value,
      end of period  ....  $5.2292  $5.1882 $5.1639  $5.2521          $4.8611
                           =======  ======= =======  =======          =======
     Total return........   6.66%    6.85%   3.79%   14.29%            0.26%
     Net assets, end of
      period (in
      millions)  ........     $5       $4      $4       $3               $2
     Ratio of expenses
      to average net
      assets ............   0.79%    0.73%   0.76%    0.71%            0.93%
     Ratio of net investment
      income to average
      net assets  .......   5.65%    5.93%   5.92%    6.22%            5.89%
     Portfolio turnover
      rate  .............  47.11%   35.62%  15.81%   18.16%           93.83%

       *The Limited-Term Bond Portfolio's inception date is April 28, 1994;
        however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE BOND PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                     For the fiscal year ended December 31,
                                    -----------------------------------------
                                      1998     1997     1996    1995   1994
                                    ------- -------  ------- -------  -------
     Net asset value,
      beginning of
      period  ...........           $5.3686 $5.2004  $5.3592 $4.7393  $5.4045
                                    ------- -------  ------- -------  -------
     Income from investment
      operations:
      Net investment
        income ..........            0.3180  0.3400   0.3407  0.3556   0.3507
      Net realized and
        unrealized gain
        (loss) on
        investments .....            0.0765  0.1682  (0.1588) 0.6202  (0.6652)
                                    ------- -------  ------- -------  -------
     Total from investment
      operations  .......            0.3945  0.5082   0.1819  0.9758  (0.3145)
                                    ------- -------  ------- -------  -------
     Less distributions:
      From net investment
        income ..........           (0.3180)(0.3400) (0.3407)(0.3559) (0.3507)
      From capital gains            (0.0000)(0.0000) (0.0000)(0.0000) (0.0000)
                                    ------- -------  ------- -------  -------
     Total distributions.           (0.3180)(0.3400) (0.3407)(0.3559) (0.3507)
                                    ------- -------  ------- -------  -------
     Net asset value,
      end of period  ....           $5.4451 $5.3686  $5.2004 $5.3592  $4.7393
                                    ======= =======  ======= =======  =======
     Total return .......            7.35%   9.77%    3.43%  20.56%   -5.90%
     Net assets, end of
      period (in
      millions)  ........            $114     $99      $92     $89      $74
     Ratio of expenses
      to average net
      assets ............            0.67%   0.58%    0.59%   0.60%    0.62%
     Ratio of net investment
      income to average
      net assets  .......            5.99%   6.35%    6.39%   6.73%    6.73%
     Portfolio turnover
      rate  .............           32.75%  36.81%   64.02%  71.17%  135.82%

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE HIGH INCOME PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                     For the fiscal year ended December 31,
                                    -----------------------------------------
                                      1998     1997     1996    1995   1994
                                    ------- -------  ------- -------  -------
     Net asset value,
      beginning of
      period  ...........           $4.7402 $4.5750  $4.4448 $4.1118  $4.6373
                                    ------- -------  ------- -------  -------
     Income from investment
      operations:
      Net investment
        income ..........            0.4185  0.4098   0.4216  0.4165   0.4106
      Net realized and
        unrealized gain
        (loss) on
        investments .....           (0.3259) 0.2324   0.1302  0.3330  (0.5255)
                                    ------- -------  ------- -------  -------
     Total from investment
      operations  .......            0.0926  0.6422   0.5518  0.7495  (0.1149)
                                    ------- -------  ------- -------  -------
     Less distributions:
      From net investment
        income ..........           (0.4185)(0.4098) (0.4216)(0.4165) (0.4106)
      From capital gains            (0.0000)(0.0672) (0.0000)(0.0000) (0.0000)
                                    ------- -------  ------- -------  -------
     Total distributions            (0.4185)(0.4770) (0.4216)(0.4165) (0.4106)
                                    ------- -------  ------- -------  -------
     Net asset value,
      end of period  ....           $4.4143 $4.7402  $4.5750 $4.4448  $4.1118
                                    ======= =======  ======= =======  =======
     Total return .......            1.95%  14.04%   12.46%  18.19%   -2.55%
     Net assets, end of
      period (in
      millions)  ........            $126    $120      $97     $87      $73
     Ratio of expenses
      to average net
      assets ............            0.77%   0.70%    0.71%   0.72%    0.74%
     Ratio of net investment
      income to average
      net assets  .......            8.76%   8.79%    9.10%   9.25%    9.03%
     Portfolio turnover
      rate  .............           63.64%  65.28%   58.91%  41.78%   37.86%


                         See notes to financial statements.

     TARGET/UNITED FUNDS, INC.
     NOTES TO FINANCIAL STATEMENTS
     DECEMBER 31, 1998

     NOTE 1 -- Significant Accounting Policies

          Target/United Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is currently divided into the eleven classes that are designated the Growth Portfolio, the Income Portfolio, the Science and Technology Portfolio, the International Portfolio, the Small Cap Portfolio, the Balanced Portfolio, the Asset Strategy Portfolio, the Money Market Portfolio, the Limited-Term Bond Portfolio, the Bond Portfolio and the High Income Portfolio. The assets belonging to each Portfolio are held separately by the Custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income, and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

     B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. For International Portfolio, dividend income is net of foreign withholding taxes of $175,930. See Note 3 -- Investment Securities Transactions.

     C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

     D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

     E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Portfolio on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 1998 the following amounts were reclassified:

                       Increase/(Decrease) Increase/(Decrease)     (Decrease)
                           Accumulated         Accumulated      Distributions
                          Undistributed       Undistributed      in Excess of
                         Net Investment        Net Realized      Net Realized
     Fund                    Income           Capital Gains             Gains
     ----             -------------------  -------------------  -------------
     Growth Portfolio        $ 27,648              $(27,648)              ---
     Income Portfolio         (33,184)               33,184               ---
     International Portfolio (115,574)              115,574               ---
     Small Cap Portfolio          ---             1,287,773        (1,287,773)
     Balanced Portfolio        (3,126)                3,126               ---
     Asset Strategy Portfolio  (1,470)                1,470               ---

          Net investment income, net realized gains and net assets were not affected by these changes.

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management And Payments To Affiliated Persons

          The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the following annual rates:
     Growth Portfolio - .20% of net assets; Income Portfolio - .20% of net assets; Science and Technology Portfolio - .20% of net assets; International Portfolio - .30% of net assets; Small Cap Portfolio - .35% of net assets; Balanced Portfolio - .10% of net assets; Asset Strategy Portfolio - .30% of net assets; Money Market Portfolio - none; Limited-Term Bond Portfolio - .05% of net assets; Bond Portfolio - .03% of net assets; High Income Portfolio - .15% of net assets and (ii) a base fee computed each day on the combined net asset values of all of the Portfolios (approximately $2.4 billion of combined net assets at December 31, 1998) and allocated among the Portfolios based on their relative net asset size at the annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, and .45% of that amount over $2.25 billion. The Fund accrues and pays this fee daily.

          Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. (`W&R''), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

          The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                               Accounting Services Fee
                       Average
                    Net Asset Level                  Annual Fee
               (all dollars in millions)    Rate for Each Portfolio
               --------------------------   -----------------------
               From $    0  to $   10                  $      0
               From $   10  to $   25                  $ 10,000
               From $   25  to $   50                  $ 20,000
               From $   50  to $  100                  $ 30,000
               From $  100  to $  200                  $ 40,000
               From $  200  to $  350                  $ 50,000
               From $  350  to $  550                  $ 60,000
               From $  550  to $  750                  $ 70,000
               From $  750  to $1,000                  $ 85,000
                    $1,000 and Over                    $100,000

          The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay monthly a fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

          The Fund paid Directors' fees of $72,525, which are included in other expenses.

          W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

     NOTE 3 -- Investment Security Transactions

          Investment securities transactions for the fiscal year ended December 31, 1998 are summarized as follows:

                                                                Science and
                                         Growth        Income    Technology
                                      Portfolio     Portfolio     Portfolio
                                    -----------     ---------     ---------
     Purchases of investment
      securities, excluding short-
      term and U.S. Government
      securities                   $476,791,185  $237,925,019   $19,808,170
     Purchases of U.S. Government
      securities                            ---   136,656,960           ---
     Purchases of short-term
      securities                  1,250,645,360 2,276,250,365   228,136,999
     Proceeds from maturities
      and sales of investment
      securities, excluding
      short-term and U.S.
      Government securities         530,010,418   352,273,957    10,013,335
     Proceeds from maturities
      and sales of U.S.
      Government securities                 ---           ---           ---
     Proceeds from maturities
      and sales of short-term
      securities                  1,196,672,399 2,259,978,909   222,154,000


                                  International     Small Cap      Balanced
                                      Portfolio     Portfolio     Portfolio
                                    -----------     ---------     ---------
     Purchases of investment
      securities, excluding short-
      term and U.S. Government
      securities                   $130,746,866  $220,538,891   $34,427,720
     Purchases of U.S. Government
      securities                      6,261,211           ---    13,231,252
     Purchases of short-term
      securities                    262,482,238   644,702,927   153,011,780
     Proceeds from maturities
      and sales of investment
      securities, excluding
      short-term and U.S.
      Government securities         117,226,815   213,364,417    35,531,137
     Proceeds from maturities
      and sales of U.S.
      Government securities                 ---           ---     1,129,836
     Proceeds from maturities
      and sales of short-term
      securities                    263,991,674   633,481,935   145,464,288


                                                                   Limited-
                                 Asset Strategy    Term Bond           Bond
                                      Portfolio    Portfolio      Portfolio
                                    -----------    ---------      ---------
     Purchases of investment
      securities, excluding short-
      term and U.S. Government
      securities                    $13,929,296    $1,534,073   $21,548,650
     Purchases of U.S. Government
      securities                     10,099,320       755,690    24,955,370
     Purchases of short-term
      securities                     23,580,639     3,542,835    53,371,763
     Proceeds from maturities
      and sales of investment
      securities, excluding
      short-term and U.S.
      Government securities          13,995,144     1,307,435    23,201,659
     Proceeds from maturities
      and sales of U.S.
      Government securities           4,128,600       551,557     9,721,511
     Proceeds from maturities
      and sales of short-term
      securities                     25,708,753     3,706,000    54,062,594
                                           High
                                         Income
                                      Portfolio
                                    -----------
     Purchases of investment
      securities, excluding short-
      term and U.S. Government
      securities                   $ 85,236,731
     Purchases of U.S. Government
      securities                      1,587,188
     Purchases of short-term
      securities                    139,622,352
     Proceeds from maturities
      and sales of investment
      securities, excluding
      short-term and U.S.
      Government securities          72,365,479
     Proceeds from maturities
      and sales of U.S.
      Government securities           1,620,000
     Proceeds from maturities
      and sales of short-term
      securities                    139,611,655

          For Federal income tax purposes, cost of investments owned at December 31, 1998, and the related unrealized appreciation (depreciation) were as follows:


          For Federal income tax purposes, cost of investments owned at December 31, 1998, and the related unrealized appreciation (depreciation) were as follows:


                                                                 Aggregate
                                                              Appreciation
                                  CostAppreciationDepreciation(Depreciation)
                          ------------------------------------------------
     Growth Portfolio     $589,582,053$238,711,983$(3,818,925)$234,893,058
     Income Portfolio      566,730,116 249,812,805 (8,357,361) 241,455,444
     Science and Technology
       Portfolio            26,379,416   9,210,580 (1,021,843)   8,188,737
     International Portfolio132,878,064 46,648,783 (7,696,742)  38,952,041
     Small Cap Portfolio   181,143,212  23,176,328(19,531,223)   3,645,105
     Balanced Portfolio     80,420,547  12,635,895 (1,845,348)  10,790,547
     Asset Strategy Portfolio13,724,620    668,732   (266,790)     401,942
     Money Market Portfolio 54,165,176         ---        ---          ---
     Limited-Term Bond Portfolio4,386,981   64,100     (3,210)      60,890
     Bond Portfolio        108,332,367   4,547,166   (229,268)   4,317,898
     High Income Portfolio 126,589,037   3,794,911 (6,214,265)  (2,419,354)

     NOTE 4 -- Federal Income Tax Matters

          The Fund's income and expenses attributed to each Portfolio and the gains and losses on security transactions of each Portfolio have been attributed to that Portfolio for Federal income tax purposes as well as accounting purposes. For Federal income tax purposes, Growth, Income, Science and Technology, International, Balanced and Asset Strategy Portfolios realized capital gain net income of $24,740,928, $110,722,842, $623,709, $13,346,041, $761,232 and $474,359, respectively, during the year ended December 31, 1998. For Federal income tax purposes, Small Cap Portfolio realized capital gain net income of $24,172,355 for the year ended December 31, 1998, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). For Federal income tax purposes, Limited-Term Bond Portfolio realized capital gain net income of $9,156 during the year ended December 31, 1998, which included the effect of certain losses deferred into the next fiscal year (see discussion below). For Federal income tax purposes, High Income Portfolio realized capital losses of $65,442 for the year ended December 31, 1998, which included the effect of certain losses deferred into the next fiscal year (see discussion below). For Federal income tax purposes, Bond Portfolio realized capital gains of $783,100 during the year ended December 31, 1998, which were entirely offset by capital loss carryovers. In addition, prior year capital loss carryovers of Bond Portfolio aggregated $1,405,971 as of December 31, 1998, and are available to offset future realized capital gain net income as follows: $1,389,275 through December 31, 2002, and $16,696 through December 31, 2004. The capital gain net income of Growth, Income, Science and Technology, International, Small Cap, Balanced, Asset Strategy and Limited-Term Bond Portfolios was paid to shareholders during the year ended December 31, 1998.

          Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1998 through December 31, 1998, Small Cap, Limited-Term Bond and High Income Portfolios incurred net capital losses of $1,287,773, $211 and $273,055, respectively, which have been deferred to the fiscal year ending December 31, 1999. In addition, during the year ended December 31, 1998, Small Cap Portfolio recognized post-October losses of $352,811 that had been deferred from the year ended December 31, 1997.

     NOTE 5 -- Name Change

          On August 21, 1998, a meeting of shareholders was held at which the name of the Fund was changed to Target/United Funds, Inc. effective August 31, 1998.

     INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders,
     Target/United Funds, Inc.:


     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Portfolio, Income Portfolio, Science and Technology Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Asset Strategy Portfolio, Money Market Portfolio, Limited-Term Bond Portfolio, Bond Portfolio and High Income Portfolio (collectively the "Portfolios") comprising Target/United Funds, Inc. (formerly known as TMK/United Funds, Inc.), as of December 31, 1998, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Portfolios of Target/United Funds, Inc. as of December 31, 1998, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the fiscal years in the period then ended and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.




     Deloitte & Touche LLP
     Kansas City, Missouri
     February 5, 1999

     Shareholder Meeting Results

     A special meeting of TMK/United Funds, Inc. Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Growth Portfolio, High Income Portfolio, Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio and Small Cap Portfolio was held on August 21, 1998. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

     Item 1.To change the name of the Fund:

                        For      Against     Abstain
                226,203,931   37,242,665  14,756,882


     Item 2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                        For      Against     Abstain
                260,976,988    3,062,301  14,164,189

     Item 3.For Money Market Portfolio only: To approve a change in the Portfolio's concentration policy:

                        For      Against     Abstain
                 37,470,436    2,615,776   3,035,591

     Item 4.To adopt a Service Plan pursuant to Rule 12b-1 under the 1940 Act:

                                     For     Against           Abstain
     Asset Strategy
       Portfolio               1,654,769      88,913           228,874
     Balanced Portfolio        9,481,231     670,416         1,016,134
     Bond Portfolio           15,395,644   1,502,634         1,573,996
     Growth Portfolio         70,809,579   5,964,102         7,172,397
     High Income Portfolio    21,548,630   1,864,688         2,145,960
     Income Portfolio         45,495,300   3,686,344         4,618,938
     International
       Portfolio              15,947,611   1,174,307         1,447,516
     Limited-Term Bond
       Portfolio                 597,881       2,907            36,115
     Money Market Portfolio   36,145,581   3,471,878         3,504,344
     Science and
       Technology Portfolio    2,035,609     197,460           154,899
     Small Cap Portfolio      15,833,601   1,422,411         1,312,809

     Item 5.To change the requirements for a quorum for a shareholders meeting:

                        For      Against     Abstain
                230,742,679   25,454,967  22,005,832

     SUPPLEMENT TO THE PROSPECTUS

        The following information replaces the disclosure regarding management of Target/ United Funds, Inc. High Income portfolio in the section entitled
     `     `Management'                 ':

        William N. Nelson is primarily responsible for the management of the portfolio of High Income Portfolio. Mr. Nelson has held his Fund responsibilities since January 1999. He is Vice President of the Manager and Vice President of the Fund. Mr. Nelson has been an employee of the Manager since January 1995. Mr. Nelson was formerly an Investment Manager with Xerox Credit Corporation.

        The following information replaces the disclosure regarding management of Target/ United Funds, Inc. Small Cap Portfolio in the section entitled
     `     `Management'                 ':

        Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the portfolio of Small Cap Portfolio. Mr. Seferovich has held his responsibilities for Small Cap Portfolio since the portfolio's inception to January 1, 1996 and from February, 1999 to the present. He is Senior Vice President of the Manager, Vice President of the Fund and Vice President of another investment company for which the Manager serves as investment as investment manager. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate. Mr. Seferovich has served as the portfolio manager for investment companies managed by the Manager, and has been an employee of the Manager, since February 1989.

        Mr. Sarris has held his Fund responsibilities since February 1999. He is Vice President of the Manager and Vice President of another investment company for which the Manager serves as investment manager. Mr. Sarris has served as an investment analyst with the Manager, and has been an employee of the Manager, since October 1, 1991.



     DIRECTORS
     Keith A. Tucker, Overland Park, Kansas, Chairman of the Board James M. Concannon, Topeka, Kansas
     John A. Dillingham, Kansas City, Missouri
     David P. Gardner, Menlo Park, California
     Linda K. Graves, Topeka, Kansas
     Joseph Harroz, Jr., Norman, Oklahoma
     John F. Hayes, Hutchinson, Kansas
     Robert L. Hechler, Overland Park, Kansas
     Henry J. Herrmann, Overland Park, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     Ronald C. Reimer, Mission Hills, Kansas
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Frederick Vogel III, Milwaukee, Wisconsin



     OFFICERS

     Robert L. Hechler, President
     Michael L. Avery, Vice President
     James C. Cusser, Vice President
     Abel Garcia, Vice President
     Henry J. Herrmann, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Helge K. Lee, Vice President and Secretary
     Thomas A. Mengel, Vice President
     William M. Nelson, Vice President
     Cynthia P. Prince-Fox, Vice President
     Philip J. Sanders, Vice President
     Grant P. Sarris, Vice President
     W. Patrick Sterner, Vice President
     Mira Stevovich, Vice President
     Russell E. Thompson, Vice President
     Daniel J. Vrabac, Vice President
     James D. Wineland, Vice President

     Advantage I.  A flexible premium variable life insurance policy.

     Advantage II.  A deferred variable annuity policy.

     Advantage Plus.  A flexible premium variable life insurance policy.

     All three offer you the investment flexibility of positioning your investment in one or more of the following professionally managed portfolios:

     GROWTH Portfolio
     Objective:    Capital growth with income as a secondary goal.

     Invested In:  Mainly common stocks of large, well-known companies representing major sectors of the economy.

     INCOME Portfolio
     Objective:    Maintain current income, subject to market conditions, with capital growth
                 as a secondary goal.

     Invested In: Primarily common stocks or securities convertible into common stocks.

     SCIENCE AND TECHNOLOGY Portfolio
     Objective:    Long-term capital growth.

     Invested in:  Common stocks of companies whose products, processes or services are expected to benefit from scientific or technological discoveries or developments.

     INTERNATIONAL Portfolio
     Objective:    Long-term appreciation of capital with a secondary goal of current income.

     Invested in:  Securities issued by companies or governments of any nation.

     SMALL CAP Portfolio
     Objective:    Capital growth.

     Invested in:  Common stocks of relatively new or unseasoned companies, or smaller companies positioned in new and emerging industries.

     BALANCED Portfolio
     Objective:    Current income with a secondary goal of long-term
                appreciation of capital.

     Invested in:  A variety of securities including debt securities, common stocks and preferred stocks.

     ASSET STRATEGY Portfolio
     Objective:    High total return over the long term.

     Invested In: An allocation of its assets among stocks, bonds, and short-term instruments.

     MONEY MARKET Portfolio
     Objective:    Maximum income consistent with stability of principal.

     Invested In:  Short-term securities including bank CD's, government securities, investment grade commercial paper and other corporate debt securities.

     LlMITED-TERM BOND Portfolio
     Objective:    High level of current income consistent with the preservation of capital.

     Invested in:  Debt securities of investment grade, including debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; the portfolio will maintain a dollar weighted average maturity of two to five years.

     BOND Portfolio
     Objective:    Income with an emphasis on preservation of capital.

     Invested In:  High-quality bonds issued by companies in a variety of industries; government securities.

     HIGH INCOME Portfolio
     Objective:    High level of income with a secondary objective of capital appreciation when consistent with its primary objective.

     Invested In: Corporate bonds offering higher rates of return than investment-grade bonds.






     FOR MORE INFORMATION:
     Contact your representative, or your local office as listed on your Account Statement, or contact:
       United Investors Life
       Variable Products Division
       P.O. Box 156
       Birmingham, AL  35201-0156
       (205)325-4300


     NUR1016A(12-98)

     printed on recycled paper